UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Axion International Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Axion International Holdings, Inc.

180 South Street

New Providence, New Jersey 07974

October 7, 2013

To the Shareholders of Axion International Holdings, Inc. (the “Company”):

You are cordially invited to attend the annual meeting of shareholders of the Company to be held at 1:30 PM Eastern Time, on Tuesday, November 19, 2013, at the Best Western – Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974.

Information regarding each of the matters to be voted on at the annual meeting is contained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The Board of Directors recommends that you vote “for” all of the proposals to be presented at the meeting, and with respect to the frequency of future non-binding shareholder advisory votes on the compensation of the Company’s named executive officers, the Board recommends that such votes be held every three years.

Whether or not you plan to attend the annual meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting through our Internet voting system or by written proxy will ensure your representation at the annual meeting if you do not attend in person.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of the Company and look forward to seeing you at the annual meeting.

By order of the Board of Directors,

/s/ Steven Silverman
Steven Silverman
President and Chief Executive Officer

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Axion International Holdings, Inc.

180 South Street

New Providence, New Jersey 07974

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 19, 2013

The Annual Meeting of Shareholders of Axion International Holdings, Inc., a Colorado corporation (the “Company”), will be held at 1:30 PM Eastern Time, on Tuesday, November 19, 2013, at the Best Western – Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974, for the following purposes:

1.	To change the state of incorporation of the Company from the State of Colorado to the State of Delaware pursuant to a plan of conversion (the “Reincorporation”), in connection with which the Company will adopt (i) a new certificate of incorporation which increases the number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000, and (ii) new bylaws, in each case under the laws of the State of Delaware.

2.	In the event the shareholders of the Company do not approve the Reincorporation, to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000;

3.	To elect our Board of Directors;

4.	To approve an amendment to the Axion International Holdings, Inc. 2010 Stock Plan to increase the shares of the Company’s common stock reserved thereunder by 2,000,000 shares;

5.	To ratify the appointment of BDO USA LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013;

6.	To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers;

7.	To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future shareholder advisory votes on the compensation of the Company’s named executive officers;

8.	To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

9.	To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

These items of business are more fully described in the proxy statement accompanying this Notice.

Only shareholders of record at the close of business on Monday, September 30, 2013 are entitled to notice of, and to vote at, the meeting.

All shareholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to use our Internet voting system or to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously used our Internet voting system or returned a proxy.

By order of the Board of Directors,

/s/ Steven Silverman
Steven Silverman
President and Chief Executive Officer

New Providence, New Jersey

October 7, 2013

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 19, 2013: The proxy statement and annual report to security holders on Form 10-K are available at www.edocumentview.com/axih.

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Proxy Statement

For 2013 Annual Meeting of Shareholders

Table of Contents

Information About the Annual Meeting and Voting	4
Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters	8
Change in Control of the Registrant; Voting Arrangements	10
Section 16(a) Beneficial Ownership Reporting Compliance	10
Information About Director Nominees	10
Executive Officers	12
Corporate Governance	13
Board Leadership Structure and Role in Risk Oversight	13
Board Meetings; Annual Meeting Attendance	13
Independence of Directors	13
Nomination of Directors	13
Audit Committee	14
Compensation Committee	14
Code of Ethics	14
Communicating with the Board	14
Changes in Registrant’s certifying Accountant	14
Audit Committee Report	15
Audit Fees and Services	15
Audit Fees	15
Audit-Related Fees	16
Tax Fees	16
All Other Fees	16
Audit Committee Pre-Approval Policy	16
Executive and Director Compensation	16
General Compensation Philosophy and Objectives	16
Compensation of Named Executive Officers	17
Employment Agreements	18
Compensation of Directors	20
Equity Compensation Plan Information	20
Certain Relationships and Related-Party Transactions	21
Policies for Approval of Related-Party Transactions	21
Related-Party Transactions	21
Proposals Recommended for Consideration by Shareholders	22
PROPOSAL 1: REINCORPORATION FROM COLORADO TO DELAWARE	22
PROPOSAL 2: Approval of Amendment to Articles of Incorporation to Increase Authorized Shares of Common Stock	32
PROPOSAL 3: ELECTION OF DIRECTORS	35
PROPOSAL 4: Amendment of the 2010 Stock plan	36
PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
PROPOSAL 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION	41
PROPOSAL 7: RECOMMENDATION (BY NON-BINDING ADVISORY VOTE) ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	42
PROPOSAL 8: Board AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING	43

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Axion International Holdings, Inc.

180 South Street

New Providence, New Jersey 07974

PROXY STATEMENT

Information About the Annual Meeting and Voting

Why did you furnish me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Axion International Holdings, Inc., a Colorado corporation (the “Company,” “we,” us,” or “our”), for use at the annual meeting of the Company’s shareholders to be held at 1:30 PM Eastern Time, on Tuesday, November 19, 2013, at the Best Western – Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. For shareholders whose shares are registered in their own names, as an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or you may simply complete, sign and return the enclosed proxy card using the postage-prepaid envelope provided. The approximate date on which this proxy statement and the enclosed proxy card will be sent to the Company’s shareholders is October 15, 2013.

What proposals will be addressed at the annual meeting?

Shareholders will be asked to consider the following proposals at the annual meeting:

1.	To change the state of incorporation of the Company from the State of Colorado to the State of Delaware pursuant to a plan of conversion (the “Reincorporation”), in connection with which the Company will adopt (i) a new certificate of incorporation which increases the number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000, and (ii) new bylaws, in each case under the laws of the State of Delaware.

2.	In the event the shareholders of the Company do not approve the Reincorporation, to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000;

3.	To elect our Board of Directors;

4.	To approve an amendment to the Axion International Holdings, Inc. 2010 Stock Plan (the “2010 Stock Plan”) to increase the shares of the Company’s common stock reserved thereunder by 2,000,000 shares;

5.	To ratify the appointment of BDO USA LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013;

6.	To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”);

7.	To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future shareholder advisory votes on the compensation of the Company’s named executive officers;

8.	To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present at the annual meeting, in person or represented by proxy, to approve the proposals; and

9.	To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

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The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the shareholders vote in favor of Proposals 1, 2, 3, 4, 5, 6, 8 and 9 and, with respect to Proposal 7, that shareholders vote to recommend that future Say-on-Pay Votes be held every three years.

Who may vote on these proposals?

Shareholders who owned shares of the Company’s voting stock as of the close of business on Monday, September 30, 2013 (the “Record Date”) are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.

As of the Record Date, the Company had (i) 30,315,663 issued and outstanding shares of common stock, no par value per share (the “Common Stock”), and (ii) 702,123 issued and outstanding shares of 10% convertible preferred stock, no par value per share (the “Preferred Stock” or the “10% convertible preferred stock”), in each case entitled to vote at the annual meeting. Shares of Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Preferred Stock are convertible. The Preferred Stock may be converted into shares of Common Stock at a conversion price of $1.00 per share, as adjusted. The 702,123 issued and outstanding shares of Preferred Stock are currently convertible into 7,021,230 shares of Common Stock. Except as provided by law, the holders of Preferred Stock vote together with the holders of Common Stock as a single class.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the annual meeting. Each share of Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock are convertible, or ten votes per each share of Preferred Stock, on each matter that comes before the annual meeting.

Why would the annual meeting be adjourned or postponed?

The Board intends to adjourn and postpone the annual meeting if, as of November 15, 2013, the number of shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to shareholders for consideration.

What constitutes a quorum?

To conduct business at the Company’s annual meeting, a majority of the voting power of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock must be present in person or represented by proxy. This is known as a “quorum.” Abstentions and broker non-votes (described below) will count toward establishing a quorum.

How do I vote by proxy?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting or to vote in person.

If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

1.	FOR the Reincorporation;

2.	For the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock (in the event the Reincorporation is not approved);

3.	FOR the election of each of the nominees identified below to our Board of Directors;

4.	FOR approval of the amendment to our 2010 Stock Plan to increase the shares of Common Stock reserved thereunder by 2,000,000 shares;

5.	FOR the ratification of the appointment of BDO USA LLP as the independent registered public accounting firm of our Company for the fiscal year ending December 31, 2013;

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6.	FOR approval of the compensation of the Company’s named executive officers;

7.	That future Say-on-Pay Votes be held every three (3) years;

8.	FOR the Board authorization to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve of the proposals; and

9.	In the proxy’s discretion with respect to any other business which is properly brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

As of the date of this proxy statement, we are not aware of any matters other than those set forth in Proposals 1 through 7 that will be brought before the annual meeting.

How do I vote in person?

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive.

What if my shares are held in street name?

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the enclosed postage-prepaid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have limited authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Your vote is especially important. If your shares are held by a broker, your broker can only vote for the ratification of BDO USA LLP as our independent accounting firm and to authorize the adjournment of the annual meeting. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a “legal proxy” from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

May I revoke my proxy?

If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

1.	You may send in another proxy bearing a later date;

2.	You may notify the Company in writing (if the shareholder is an entity, under its seal, by an officer or other authorized person of the entity) at the Company’s principal executive and administrative offices before the annual meeting that you are revoking your proxy; or

3.	You may vote in person at the annual meeting.

What vote is required to approve each proposal?

Proposal 1: Approval of the Reincorporation.

The approval of the Reincorporation requires the affirmative vote of a majority of shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock. Abstentions and broker non-votes (matters upon which brokers cannot vote) will not be counted either “for” or “against” this Proposal 1 and will therefore have the same effect as negative votes.

Proposal 2: Approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock (in the event the Reincorporation is not approved).

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The amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000 requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against Proposal 2. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on Proposal 2.

Proposal 3: Election of each of the nominees identified below to our Board of Directors.

The nominees for election to our Board of Directors are elected by a plurality of all votes cast by holders of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote on the election of directors. A nominee who receives a plurality means that he has received more votes than any other nominee for the same director’s seat. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 4: Approval of the amendment to our 2010 Stock Plan.

The approval of the amendment to our 2010 Stock Plan, as described in Proposal 4, requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against Proposal 4. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on Proposal 4.

Proposal 5: Ratification of the independent registered public accounting firm.

The ratification of the appointment of the Company’s independent registered public accounting firm, as described in Proposal 5, requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against Proposal 5. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on Proposal 5. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on Proposal 5 since the brokers will exercise their discretionary authority to vote on this proposal.

Proposal 6: Approval, by non-binding advisory vote, of the compensation paid to the Company’s named executive officers.

The approval of the advisory Say-on-Pay Vote, as described in Proposal 6, requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against Proposal 6. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on Proposal 6.

Proposal 7: Recommendation, by non-binding advisory vote, regarding the frequency of future Say-on-Pay Votes.

The recommendation, by advisory vote, regarding the frequency with which future Say-on-Pay Votes should be presented to shareholders for consideration, as described in Proposal 5, will be determined based on the option (every one year, two years, or three years) that receives the highest number of all votes cast at the annual meeting. Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 7.

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Proposal 8: Adjournment of the annual meeting.

The approval of a resolution authorizing the Board of Directors to adjourn and postpone the annual meeting, as described in Proposal 8, requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against Proposal 8. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on Proposal 8.

Are there any dissenter’s rights of appraisal?

Yes. Under Colorado law, which governs the rights of the shareholders of the Company, shareholders of the Company are entitled to appraisal rights in connection with the consummation of the proposed Reincorporation.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Where are the Company’s principal executive and administrative offices?

The principal executive and administrative offices of the Company are located at 180 South Street New Providence, New Jersey 07974 and the telephone number is (908) 542-0888.

How can I obtain additional information about the Company?

Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), which contains audited consolidated financial statements for the year ended December 31, 2012, is being sent to all shareholders along with this proxy statement. Additional copies of the Form 10-K will be furnished, without charge, to shareholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee. Shareholders may notify the Company of their requests by writing or calling the Company at its principal executive and administrative offices at 180 South Street New Providence, New Jersey 07974, Attention: Corporate Secretary, telephone number (908) 542-0888.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

Security Ownership of Certain Beneficial Owners and
Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership of our voting securities on September 26, 2013, by (1) each director, director nominee, and named executive officer of the Company, (2) all directors and named executive officers of the Company as a group, and (3) each shareholder, or group of affiliated shareholders, known by us to own more than 5% of our voting securities. Except as otherwise set forth below, the address of each of the persons listed below is c/o Axion International Holdings, Inc., 180 South Street, Suite 104, New Providence, New Jersey 07974.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Directors and Executive Officers:
Allen Kronstadt, Director (2)	16,270,969	36.1%
James Kerstein, Chief Technology Officer, Secretary and Director (3)	2,100,450	6.9%
Perry Jacobson, Chairman of Board (4)	874,727	2.8%
Steven Silverman, President, Chief Executive Officer and Director (5)	550,000	1.8%
Donald Fallon, Chief Financial Officer and Treasurer (6)	250,000	*
Anthony Hatch, Director (7)	150,000	*
Allen Hershkowitz, Director (8)	150,000	*
Thomas Bowersox, Director	-	-
All directors and officers as a group (8 persons) (9)	20,346,146	43.3%

Other Persons:
Samuel G. Rose and Julie Walters (10)	18,330,589	39.3%
MLTM Lending, LLC (11)	13,524,016	31.1%
TM Investments, LP (12)	2,829,573	8.7%

* Less than 1% of outstanding shares.

(1)	As of September 26, 2013, we had 37,336,893 equivalent shares of Common Stock outstanding, comprising 30,315,663 shares of Common Stock and 702,123 shares of Preferred Stock, convertible into 7,021,230 shares of Common Stock. Unless otherwise indicated in these footnotes, each shareholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective director or executive officer, as the case may be.

(2)	Includes 1,249,680 shares of Common Stock held in the name of Mr. Kronstadt, 18,743 shares of Common Stock held by the Danielle Nicole Kronstadt Irrevocable Trust, dated February 26, 2001, 24,442 shares of Common Stock held by the Jamie Fay Kronstadt Irrevocable Trust, dated February 26, 2001 , 181,618 shares of Common Stock held by the Bethesda Foundation, Inc., 7,398,243 shares of Common Stock issuable upon conversion of our 8% convertible promissory notes held by Mr. Kronstadt, and 7,398,243 shares of Common Stock issuable upon exercise of warrants held by Mr. Kronstadt. Mr. Kronstadt expressly disclaims beneficial ownership of the shares of Common Stock held by the Danielle Nicole Kronstadt Irrevocable Trust u/t/a dated February 26, 2001, the Jamie Fay Kronstadt Irrevocable Trust u/t/a dated February 26, 2001, and Bethesda Foundation, Inc. The address of the beneficial owners is 11820 Parklawn Drive, Suite 404, Rockville, MD 20852.

(3)	Includes options to purchase 100,000 shares of Common Stock.

(4)	Includes options and warrants to purchase 512,500 shares of Common Stock. Also includes 12,500 shares of Preferred Stock, convertible into 125,000 shares of Common Stock.

(5)	Includes options to purchase 550,000 shares of Common Stock and excludes options to purchase 1,050,000 shares of Common Stock which have not yet vested.

(6)	Includes options to purchase 250,000 shares of Common Stock and excludes options to purchase 250,000 shares of Common Stock which have not yet vested.

(7)	Includes options to purchase 150,000 shares of Common Stock.

(8)	Includes options to purchase 150,000 shares of Common Stock.

(9)	Includes options and warrants to purchase 9,110,743 shares of Common Stock and excludes options to purchase 1,300,000 shares of Common Stock which have not yet been earned. Also includes 12,500 shares of Preferred Stock, convertible into 125,000 shares of Common Stock, and 7,398,243 shares of Common Stock issuable upon conversion of our 8% convertible promissory notes.

(10)	Includes 1,240,186 shares of Common Stock held with shared voting and dispositive power, 794,101 shares of Common Stock held by Mr. Rose with sole voting and dispositive powers (of which 145,000 are held in the name of RPM Greenebaum & Rose 401(k) Plan, dated December 1, 1992 for the benefit of Mr. Rose), 7,398,151 shares of Common Stock issuable upon conversion of our 8% convertible promissory notes held with sole voting and dispositive powers by Mr. Rose, and 7,398,151 shares of Common Stock issuable upon exercise of warrants held with sole voting and dispositive powers, 100,000 shares of Preferred Stock held with shared voting and dispositive powers convertible into 1,000,000 shares of Common Stock, and warrants held with shared voting and dispositive powers to purchase 500,000 shares of Common Stock. The address of the beneficial owners is 5301 Wisconsin Avenue, NW, Suite 510, Washington, DC 20015.

(11)	MLTM Lending, LLC (“MLTM”) and the ML Dynasty Trust beneficially own in excess of 5% of our outstanding stock. Pursuant to the Schedule 13D filings made by MLTM and the ML Dynasty Trust, the ML Dynasty Trust shares with MLTM the power to vote or direct the vote of, and to dispose or direct the disposition of, greater than 5% of our outstanding stock. Includes 331,792 shares of Common Stock held with shared voting and dispositive powers, 6,596,112 shares of Common Stock issuable upon conversion of our 8% convertible promissory notes held with shared voting and dispositive powers, and 6,596,112 shares of Common Stock issuable upon exercise of warrants held with shared voting and dispositive powers. The ML Dynasty Trust disclaims beneficial ownership of the shares of Common Stock to the extent that it does not have a pecuniary interest in such shares of Common Stock. As of September 26, 2013, the ML Dynasty Trust holds a 90% pecuniary interest in the investment by MLTM in the Company. The address of the beneficial owners is 4922A St. Elmo Ave., Bethesda, MD 20814.

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(12)	Includes 579,573 shares of Common Stock held with sole voting and dispositive power, 150,000 shares of Preferred Stock held with shared voting and dispositive powers convertible into 1,500,000 shares of Common Stock, and warrants held with shared voting and dispositive powers to purchase 750,000 shares of Common Stock. The address of the beneficial owners is 4922A St. Elmo Ave., Bethesda, MD 20814.

Change in Control of the Registrant; Voting Arrangements

On August 24, 2012, the Company entered into a Note Purchase Agreement (the “Purchase Agreement”) with MLTM Lending, LLC, Samuel Rose, Allen Kronstadt and the other investors identified on the signature page thereto (collectively, the “Investors”).

Pursuant to the Purchase Agreement, as of the date of this proxy statement, the Company has issued an aggregate principal of $8,878,188 of its 8% convertible promissory notes (the “8% Notes”) to the Investors. The terms of the 8% Notes, which are further described below under “Certain Relationships and Related-Party Transactions,” endow the holders of the 8% Notes with certain approval rights, including the right to approve the consummation of a change of control, the issuance by the Company of any class of capital stock other than Common Stock, the incurrence of indebtedness (subject to certain exceptions), and the granting of stock options under certain circumstances. The grant of the aforementioned approval rights by the Company to the Investors may be considered a change in control, as that term is used in the SEC’s proxy rules.

Pursuant to the Purchase Agreement, the Board of Directors created two new directorships following the initial closing on August 24, 2012 and the Investors have the right to designate two nominees to be appointed by the Board to fill such directorships. On September 11, 2012, pursuant to the Purchase Agreement, the Board appointed Mr. Kronstadt and Mr. Bowersox as directors of the Company to fill the two new directorships. In addition, Mr. Kronstadt was appointed to the Compensation Committee of the Board and Mr. Bowersox was appointed to the Audit Committee of the Board. In addition, pursuant to the Purchase Agreement, if the Investors purchase an aggregate principal amount of $5,000,000 of additional 8% Notes, the Board of Directors will create one additional new directorship and the Investors will have the right to designate one nominee to be appointed by the Board to fill such newly created directorship. Under the Purchase Agreement, the Investors agreed that the three newly created directorships will be reduced to two, and one of the Investor’s designees will resign from the Board of Directors, upon the occurrence of a Listing Event (as defined in the Purchase Agreement).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2012, all such filing requirements were met, except Mr. Rose, Mr. Kronstadt and MLTM Lending, LLC failed to file on a timely basis Form 4’s with respect to shares of Common Stock received as payment-in-kind interest on the 8% Notes held by such persons as of September 30, 2012.

Information About Director Nominees

At the annual meeting, seven directors are to be elected. Each director is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Set forth below are descriptions of the backgrounds of the director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board to determine that such persons should be re-elected to serve on the Board of Directors.

Perry Jacobson, 54, was appointed to our Board of Directors on September 20, 2010, is Chairman of our Board and is a member of our Compensation Committee. He is currently serving as a Managing Director at Brookstone Partners (“Brookstone”). In his role at Brookstone, Mr. Jacobson is responsible for managing B.P. Mezzanine Capital, LLC, a captive mezzanine fund which primarily invests alongside Brookstone’s equity capital, as well as working with the firm’s limited partners. Prior to joining Brookstone, Mr. Jacobson was a specialist on the New York Stock Exchange from 1982 to 2004. He started his career with CMJ Partners and continued with Wagner, Stott and Mercator after their merger. Mr. Jacobson became a member of the managing committee at each firm where he was involved in both day-to-day and policy decisions. Mr. Jacobson was also a NYSE Floor Governor and a member of the NYSE Market Performance Committee which sets rules and procedures for NYSE trading. Mr. Jacobson graduated from Boston University with a B.S. in Business Administration in 1981.

The Board believes that Mr. Jacobson’s extensive background in the financial services industry provides him with the appropriate attributes to serve on the Board and enable him to make valuable contributions to the Board and to the Company.

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Steven Silverman, 49, was appointed as our Chief Executive Officer effective January 18, 2011. Prior to that, Mr. Silverman served as our President and Chief Operating Officer and has been on our Board of Directors since November 2010. From 2006 until he joined our Company, Mr. Silverman served as Executive Vice President of Archbrook Laguna, LLC (“Archbrook”), a total solutions provider supplying consumer electronics and computer products to retailers through state-of-the-art logistical services. He held several roles at Archbrook, including serving as Vice President of Operations and Business Development from 2000 until 2005, and before that, was Vice President of Sales from 1997 until 2000. As Executive Vice President of Archbrook, Mr. Silverman was responsible for developing and implementing strategic corporate policy as well as the day-to-day operational management of Archbrook. As Vice President of Operations and Business Development, Mr. Silverman assumed a diverse range of strategic and operational functions, with a focus on business development. Mr. Silverman received a B.S. in Business Administration from Widener University in 1986.

The Board believes that Mr. Silverman’s experience serving as Executive Vice President of Archbrook and his knowledge of the manufacturing sector qualifies him to serve on the Board.

James J. Kerstein, 54, was appointed our Chief Technology Officer on January 18, 2011 and our Secretary on October 22, 2010, and has served as one of our directors since March 2008. Until his appointment as our Chief Technology Officer, Mr. Kerstein had served as our Chief Executive Officer since 2007. Prior to that, Mr. Kerstein was the President of Plast-O-Matic Valves Inc., a privately-held manufacturer of high-end polymer valves focused on the semiconductor and wastewater industries from December 2004 through May 2007. From 1996 to 2004, he was the founder, Chief Executive Officer, President and Chairman of Polywood, Inc., a manufacturer of recycled plastic resins utilizing technologies developed by Rutgers University for the production of structural plastic products. Mr. Kerstein is credited as a co-inventor on multiple patents dealing with formulations and uses of recycled plastics. Mr. Kerstein received a BBA in Accounting from George Washington University in 1980 and a Master’s degree in Human Resources Management Development from Chapman University in 1990.

The Board believes that Mr. Kerstein’s experience in the recycled plastic resins and polymers industry over the last 20 years and his senior executive roles with Plast-O-Matic Valves Inc. and Polywood, Inc. qualifies him to serve on the Board and will provide important technical insights to the Board and to the Company.

Anthony Hatch, 53, was appointed to our Board of Directors effective December 6, 2010. Mr. Hatch founded ABH Consulting in 1999 which focuses on the freight transportation segment, particularly surface and intermodal transportation. Along with Progressive Railroading magazine, a leading railroad industry publication, he co-sponsors and leads RailTrends, a comprehensive railways conference held each fall in New York City. Mr. Hatch has been a senior transportation analyst on Wall Street for over twenty years, having worked at Salomon Brothers, Argus Research, PaineWebber and NatWest Markets (USA). Mr. Hatch received his A.B., cum laude, from Harvard University in 1982.

The Board believes that Mr. Hatch’s experience in the freight and transportation industry over the last 20 years qualifies him to serve on the Board and will provide valuable contributions to the Board and to the Company.

Dr. Allen Hershkowitz, 58, was appointed to our Board on May 25, 2011 and serves on our Audit Committee. Dr. Hershkowitz is a Senior Scientist at the Natural Resources Defense Council (the “NRDC”) and a leader in the movement to make environmental responsibility understandable and achievable for every individual and institution. Dr. Hershkowitz joined the NRDC’s senior staff in 1988. Dr. Hershkowitz has received awards and recognition from the U.S. Environmental Protection Agency, the American Institute of Architects, Scenic Hudson, and the NRDC. Dr. Hershkowitz received his Ph.D. in political economics, specializing in energy resources economics, from the City University of New York Graduate School in 1986. He earned a M. Phil. in political economics in 1982, a B.A. (cum laude) from the City College of New York in 1978 and a Certificat D’assiduite from the University of Grenoble in 1975.

The Board believes that Dr. Hershkkowitz’s experience with the NRDC and his expertise in environmental responsibility qualifies him to serve on the Board.

Thomas Bowersox, 66, was appointed to our Board of Directors effective September 11, 2012 pursuant to the Purchase Agreement. Mr. Bowersox is also the chairman of our Audit Committee. Since 1997, Mr. Bowersox has been a Principal with Shreve Bowersox, P.C. in Bethesda, Maryland, which provides financial and management services to individuals and entrepreneurial businesses. He has also served as Chief Financial Officer of Lerner Companies and Washington Real Estate Investment Trust. Mr. Bowersox, a certified public accountant, has served as a director of the privately-held Lealta Media Inc. and Carl M. Freeman Companies since 2004 and 2012, respectively. Mr. Bowersox received a B.S. in Accounting from the University of Kentucky in 1969.

The Board believes that Mr. Bowersox’s experience as a Chief Financial Officer and director of numerous privately-held companies and his training as a certified public accountant qualifies him to serve on the Board.

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Allen Kronstadt, 60, was appointed to our Board of Directors effective September 11, 2012 pursuant to the Purchase Agreement. Mr. Kronstadt is also a member of our Compensation Committee. Mr. Kronstadt is the Founder and President of A. R. Kronstadt Realty Investors, Inc., a firm specializing in the development and asset management of retail, industrial and indoor sports facilities. Initially, he worked as a commercial leasing agent, moving into investment sales followed by establishing his own property-management company in 1978. Mr. Kronstadt joined with Sy Zuckerman in 1986 to form Zuckerman Kronstadt Inc., which became one of the largest, full-service, property-management and brokerage firms in the Washington, D.C. area. In 1996, Zuckerman Kronstadt Inc. was sold to a national real estate company, allowing Mr. Kronstadt to turn his attention to real estate development and asset management. Mr. Kronstadt attended Babson College and the University of Denver.

The Board believes that Mr. Kronstadt’s extensive background in the real estate industry and his experience as the President of A.R. Kronstadt Realty Investors, Inc. provides him with the appropriate attributes to serve on the Board and enable him to make valuable contributions to the Board and to the Company.

Executive Officers

All of our executive officers are listed in the following table, and certain information concerning those officers, follows the table:

Name	Age	Title
Steven Silverman	49	President and Chief Executive Officer
James Kerstein	54	Chief Technology Officer and Secretary
Donald Fallon	59	Chief Financial Officer and Treasurer

The biographical information with respect to Mr. Silverman and Mr. Kerstein included above under the caption “Information about Director Nominees” is incorporated herein by reference.

Donald Fallon, 59, was appointed Chief Financial Officer and Treasurer of the Company in November 2010. Mr. Fallon has served as a Chief Financial Officer of several publicly traded companies throughout his career, including CepTor Corporation (formerly OTCBB:CEPO) (biopharmaceuticals) and Life Medical Sciences Inc. (formerly NASDAQ:CHAI) (biomaterials). He has also served in various senior financial management capacities for other public companies, including Guilford Pharmaceuticals Inc. (formerly NASDAQ:GLFD) (pharmaceuticals), PharmaKinetics Laboratories, Inc. (formerly NASDAQ: PKLB) (bio-analytical contract services) and Ryland Group Inc. (NYSE:RYL) (homebuilding). Mr. Fallon has worked with many private early-stage companies as an employee and consultant providing financial, accounting and operational advisory services. Mr. Fallon received received a B.S. in Accounting from University of Baltimore in 1976 and an M.B.A. in Finance from Loyola University Maryland in 1982, and is a member of the American Institute of Certified Public Accountants and various other professional organizations.

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Corporate Governance

Board Leadership Structure and Role in Risk Oversight

The roles of Chairman of the Board and Chief Executive Officer are currently held by separate persons. Perry Jacobson serves as our Chairman and Steven Silverman serves as our Chief Executive Officer (and serves on our Board of Directors). Generally, the Chairman is responsible for assisting in long-term strategic planning, overseeing and advising the Chief Executive Officer and presiding over meetings of the Board, and the Chief Executive Officer is responsible for leading our day-to-day performance. While we do not have a policy with respect to the separation of the roles of Chairman and Chief Executive Officer, the Board believes that the existing leadership structure, with the separation of these roles, provides several important advantages, including: enhancing the accountability of the Chief Executive Officer to the Board, assisting the Board in reaching consensus on particular strategies and policies, and facilitating robust director, Board, and executive officer evaluation processes.

Our Board, as part of its overall responsibility to oversee the management of our business, considers risks generally when reviewing our strategic plan, financial results, business development activities, legal and regulatory matters. The Board satisfies this responsibility through regular reports directly from our officers responsible for oversight of particular risks. The Board’s risk management oversight also includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. The Board’s role in risk oversight has no effect on the Board’s leadership structure. In addition, committees of the Board assist in its risk oversight responsibility, including:

•	The Audit Committee assists the Board in its oversight of the integrity of the financial reporting and our compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities, and meets privately with representatives from our independent registered public accounting firm.

•	The Compensation Committee assists the Board in its oversight of risk relating to compensation policies and practices. The Compensation Committee annually reviews our compensation policies, programs and procedures, including the incentives they create and mitigating factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company.

Board Meetings; Annual Meeting Attendance

During the fiscal year ended December 31, 2012, our Board of Directors held six meetings. Mr. Hatch and Dr. Hershkowitz, during the last fiscal year, attended fewer than 67% and 50%, respectively, of the total number of meetings of the Board. We do not have a formal policy regarding Board members’ attendance at annual meetings of shareholders though we encourage Board members to attend. We have not held an annual meeting of shareholders since October 2010.

Independence of Directors

Our Common Stock is currently traded on the OTC Bulletin Board. Accordingly, we are not subject to the rules of any national securities exchange that require that a majority of a listed company’s directors and specified committees of the board of directors meet independence standards prescribed by such rules. However, of our seven directors currently serving on the Board, we believe that all of such directors other than Mr. Silverman and Mr. Kerstein are independent directors within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules (the “NASDAQ Listing Rules”).

Nomination of Directors

We do not maintain a nominating committee of the Board. Nominations for election or appointment to the Board are made by the full Board. Because of our small size, we do not believe that a nominating committee would significantly improve our nomination process. We do not have in place a policy or procedures by which security holders may recommend nominees to the Board of Directors and have not received any recommendations for nominee for the Board of Directors from any security holders.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. As more specifically described in the biographies set forth above, our directors possess relevant knowledge and experience, industry-specific and otherwise, in the manufacturing, recycled plastics, transportation, finance and business fields generally, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy. The Board annually reviews the composition and size of the Board so that the Board consists of members with the proper expertise, qualifications, attributes, skills, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

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Audit Committee

Our Audit Committee consists of Mr. Bowersox and Dr. Hershkowitz. Mr. Bowersox is the chairman of the Audit Committee. The Board has determined that Mr. Bowersox, a certified public accountant, qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and also satisfies the independence standards for an audit committee member. The Company has adopted independence standards of the NASDAQ Listing Rules for determining director independence. The Board has determined that Dr. Hershkowitz also satisfies the independence standards for an audit committee member under the NASDAQ Listing Rules. The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee’s charter is attached to this proxy statement as Appendix A.

Compensation Committee

Our Compensation Committee consists of Mr. Kronstadt and Mr. Jacobson. The Board has determined that each of Mr. Kronstadt and Mr. Jacobson satisfies the independence standards for a compensation committee member under the NASDAQ Listing Rules. Among other functions, the Compensation Committee oversees the compensation of our chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management. The Board has not adopted a written charter for the Compensation Committee.

Code of Ethics

We adopted a code of ethics that our senior financial officers, executive officers, and general and project managers are expected to adhere to and promote throughout the organization. Our code of ethics may be found on our website at http://www.axionintl.com. We intend to disclose on our website any waivers or amendments to our code of ethics within five business days of such action.

Communicating with the Board

Our shareholders and other interested parties may send written communications directly to the Board of Directors or to specified individual directors, including the Chairman or any non-management directors, by sending such communications to our principal and administrative offices. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

•	forwarded to the addressees or distributed at the next scheduled Board meeting;

•	if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;

•	if they relate to executive officer compensation matters, forwarded to the Compensation Committee or discussed at the next scheduled Compensation Committee meeting; or

•	if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board of Directors at the next scheduled Board meeting.

Changes in Registrant’s certifying Accountant

On March 26, 2012 (the “Dismissal Date”), the Board of Directors replaced RBSM LLP as the Company’s independent registered public accounting firm, and appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm. RBSM LLP’s reports on the Company’s consolidated financial statements for the three-month transitional period ended December 31, 2010 and for the fiscal year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The reports of RBSM LLP on the Company’s financial statements for each of the three-month transitional period ended December 31, 2010 and fiscal year ended December 31, 2011 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

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During the three-month transitional period ended December 31, 2010 and the fiscal year ended December 31, 2011, and through the Dismissal Date, there were no disagreements between the Company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the three-month transitional period ended December 31, 2010 and the fiscal year ended December 31, 2011 and through the Dismissal Date.

During the two most recent fiscal years and through the Dismissal Date, neither the Company nor anyone on its behalf consulted with BDO regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements.

Audit Committee Report

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company’s independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal control procedures.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited consolidated balance sheet at December 31, 2012, and the consolidated statements of operations, stockholder’s deficit and cash flows for the year ended December 31, 2012, and has discussed them with management. The Audit Committee also reviewed with BDO, the Company’s independent registered public accounting firm for the period ended December 31, 2012, the results of its audit. The Audit Committee has also discussed with BDO the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect. This discussion included, among other things, a review with BDO of the quality of the Company’s accounting principles, significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures related to critical accounting policies used by the Company. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with BDO its independence from management and the Company, including the matters in the written disclosures and the letters from BDO required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 “Communication with Audit Committees Concerning Independence”, as currently in effect, and has considered and discussed the compatibility of non-audit services provided by BDO with such firm’s independence. In addition, the Audit Committee discussed the rules of the SEC that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Audit Committee also approved the appointment of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Respectfully submitted by the Audit Committee,

Thomas Bowersox, Chairman

Dr. Allen Hershkowitz

Audit Fees and Services

The aggregate fees billed to our Company by BDO for the fiscal year ended December 31, 2012, and by RBSM LLP, the Company’s independent registered public accounting firm for the period ended December 31, 2011, for the fiscal year ended December 31, 2011, are as described below.

Audit Fees

Audit Fees consist of fees billed for professional services rendered by our principal accountant for the audit of our annual consolidated financial statements and the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year and for any other services that are normally provided by an accountant in connection with our statutory and regulatory filings.

During the fiscal year ended December 31, 2012, BDO and RBSM LLP billed us a total of approximately $105,000 and $69,000, respectively, for Audit Fees. During the year ended December 31, 2011, RBSM LLP billed us a total of $37,115 for Audit Fees.

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Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services by our principal accountant that are reasonably related to the performance of the audit and the review of our annual consolidated financial statements and that are not reported above under the heading “Audit Fees.”

For the fiscal year ended December 31, 2012, BDO did not bill us for any Audit-Related Fees. For the fiscal year ended December 31, 2011, RBSM LLP did not bill us for any Audit-Related Fees.

Tax Fees

Tax Fees consist of fees billed for professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

For the fiscal year ended December 31, 2012, BDO billed us a total of approximately $30,000 for Tax Fees. For the fiscal year ended December 31, 2011, RBSM LLP did not bill us for any Tax Fees.

All Other Fees

All Other Fees consist of fees billed for products and services provided by our principal accountant, other than the services described under the headings “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

BDO did not perform or bill us for any services other than those described above for the fiscal year ended December 31, 2012. RBSM LLP did not perform or bill us for any services other than those described above for the fiscal year ended December 31, 2011.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include the services described under the headings “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees.” Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the Audit Committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the Audit Committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.

Executive and Director Compensation

General Compensation Philosophy and Objectives

The role of the Compensation Committee is to determine, or recommend to the Board for determination, the salaries and other compensation of the executive officers (including the named executive officers listed in the Summary Compensation Table included in this proxy statement) and any other officer who reports directly to the Chief Executive Officer, and to make grants under, and to administer, the stock option, restricted stock and other employee purchase and annual incentive compensation plans.

The Company’s compensation philosophy for executive officers is to align compensation with corporate performance and efforts to increase shareholder value, while providing a total compensation opportunity that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer’s compensation package is typically comprised of the following three elements:

•	base annual salary that is designed primarily to reflect individual responsibilities and be competitive with base annual salary levels at building materials manufacturing companies that are of comparable size to the Company and with which the Company competes for executive personnel;

•	annual variable performance awards, such as incentive compensation, payable in cash, stock options or shares of stock and tied to the achievement of performance goals, financial or otherwise; and

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•	long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company’s shareholders and retain them through a continued service requirement.

We have entered into employment agreements with each of our named executive officers which implement these three elements. Additionally, the Company’s named executive officers may also be entitled to severance payments in the event of termination of employment and other benefits and perquisites that are discussed below.

Compensation decisions are designed to promote the Company’s business objectives and strategy and enable the Company to attract, retain and motivate qualified executive officers who are able to contribute to the Company’s long-term success. Among the factors considered by the Company in determining executive officer compensation are the ability to recruit individuals with the necessary talents and the need to retain and motivate the Company’s executive officers. The Company considers the competitive market for executives in setting each element of compensation indicated above. However, the Company does not attempt to set each compensation element for each executive within a particular range related to levels provided by comparable companies. Rather, the Company uses market comparisons as one factor in making compensation decisions. The Company also considers other factors in making individual executive compensation decisions, including individual contribution and performance, management skills, internal pay equity, the undertaking of new roles and responsibilities, importance of the executive’s role and responsibilities to the Company’s future success and the executive’s experience, including prior work experience, length of service to the Company, leadership and growth potential.

Under the Company’s compensation structure, the mix of base annual salary, annual variable performance awards and long-term stock-based incentive awards varies depending upon level of responsibility and experience. In allocating compensation among these elements, the Company believes that the compensation of members of senior management who have the greatest ability to influence the Company’s performance should have a greater proportion of their compensation based on Company performance than lower levels of management. There is, however, no pre-established policy for the allocation between either cash and non-cash or short-term and long-term compensation. The mix of compensation determined by the Company is between base annual salary compensation and incentive compensation.

The Compensation Committee believes that our current compensation philosophy is competitive and reasonable. The Compensation Committee did not engage or consult with any compensation consultants or advisors during the year ended December 31, 2012.

Compensation of Named Executive Officers

The following Summary Compensation Table sets forth, for the fiscal years ended December 31, 2012 and 2011, all cash compensation, paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our Chief Executive Officer, Chief Financial Officer and each other individual for whom disclosure would have been required had such individual been serving as an executive officer of the Company during the stated periods.

Summary Compensation Table

Name and Principal Positions	Year	Salary	Bonus	Option Awards(4)	All Other Compensation	Total

Steven Silverman	2012	$210,000	$-	$-	$-	$210,000
President and Chief Executive Officer (1)	2011	204,615	-	163,651	-	368,266

James Kerstein	2012	185,000	-	-	-	185,000
Chief Technology Officer and Secretary (2)	2011	188,538	-	109,101	-	297,639

Donald Fallon	2012	175,000	-	-	-	175,000
Chief Financial Officer and Treasurer (3)	2011	99,615	-	270,780	-	370,395

(1)	Mr. Silverman was appointed Chief Executive Officer on January 18, 2011.

(2)	On January 18, 2011, Mr. Kerstein resigned as Chief Executive Officer and was appointed Chief Technology Officer.

(3)	Mr. Fallon was hired on June 7, 2011.

(4)	Represents the fair values, as determined using the Black-Scholes option pricing model, of options awarded. See Note 10 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for further discussion.

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Employment Agreements

Steven Silverman

The Company entered into an employment agreement with Mr. Silverman dated September 23, 2010 (the “Original Silverman Agreement”), as amended by the letter agreement between the Company and Mr. Silverman dated May 10, 2011 (the “Silverman Amendment” and the Original Silverman Agreement as amended by the Silverman Amendment, the “Silverman Employment Agreement”), that provides for Mr. Silverman’s employment with the Company as President and Chief Operating Officer. On January 18, 2011, Mr. Silverman was appointed as our Chief Executive Officer. Under the terms of the Silverman Employment Agreement, Mr. Silverman is entitled to annual base compensation in the amount of $210,000, which will be increased to the following amounts upon reaching the following milestones: (i) $300,000 upon the Company achieving $15 million in sales during any fiscal year, and (ii) $375,000 upon the Company achieving $25 million in sales during any fiscal year. Mr. Silverman is also entitled to receive benefits (including health insurance) provided to other senior executives of the Company. As a condition to the Company’s entry into the Silverman Employment Agreement, Mr. Silverman entered into the Company’s standard confidentiality and inventions agreement.

Under the Original Silverman Agreement, Mr. Silverman was awarded an option pursuant to our 2010 Stock Plan to purchase up to 1,000,000 shares of Common Stock. Such option is exercisable through October 11, 2017 and vests as follows: (i) an option to purchase up to 150,000 shares of Common Stock at an exercise price of $1.05 per share is fully vested, (ii) an option to purchase up to 100,000 shares of Common Stock at an exercise price of $1.25 per share is fully vested, (iii) an option to purchase up to 250,000 shares of Common Stock at an exercise price of $1.50 per share vests upon the Company achieving $10 million in sales during any fiscal year, (iv) an option to purchase up to 250,000 shares of Common Stock at an exercise price of $1.75 per share vests upon the Company achieving $15 million in sales during any fiscal year, and (v) an option to purchase up to 250,000 shares of Common Stock at an exercise price of $2.50 per share vests upon the Company achieving $25 million in sales during any fiscal year.

Pursuant to the Silverman Amendment, Mr. Silverman was awarded an option pursuant to our 2010 Stock Plan to purchase up to 600,000 shares of Common Stock. Such option is exercisable through May 10, 2018 and vests as follows: (i) an option to purchase up to 150,000 shares of Common Stock at an exercise price of $1.20 per share is fully vested, (ii) an option to purchase up to 150,000 shares of Common Stock at an exercise price of $1.75 per share vests upon the Company achieving $20 million in sales during any fiscal year, (iii) an option to purchase up to 100,000 shares of Common Stock at an exercise price of $2.00 per share vests upon the Company achieving $50 million in sales during any fiscal year, (iv) an option to purchase up to 150,000 shares of Common Stock is fully vested following the Company achieving certain management objectives determined by the Compensation Committee, at an average exercise price of $0.55, based on the market prices of Common Stock upon the Company achieving such objectives, and (v) an option to purchase up to 50,000 shares of Common Stock vests upon the Company achieving certain management objectives determined by the Compensation Committee, exercisable at a price per share equal to the market price of the Common Stock on the date such management objectives have been met.

In the event, following a change in control, as defined in the Silverman Employment Agreement, Mr. Silverman’s employment is terminated (i) by the Company for any reason other than for cause, as defined in the Silverman Employment Agreement, (ii) due to death, or (iii) due to a permanent disability, as defined in the Silverman Employment Agreement, Mr. Silverman (or his estate) will be entitled to receive severance in the amount of $300,000, payable in a lump sum amount.

James Kerstein

The Company entered into an employment agreement with Mr. Kerstein dated as of January 1, 2008 (the “Original Kerstein Agreement”), as amended in December 2008 and by the letter agreement between the Company and Mr. Kerstein dated May 10, 2011 (the “Kerstein Amendment” and the Original Kerstein Agreement as amended in December 2008 and by the Kerstein Amendment, the “Kerstein Employment Agreement”), that provides for Mr. Kerstein’s employment with the Company as Chief Executive Officer. On January 18, 2011, Mr. Kerstein was appointed as our Chief Technology Officer, and in connection with such appointment, Mr. Kerstein resigned as our Chief Executive Officer and was replaced by Mr. Silverman. Under the terms of the Kerstein Employment Agreement, Mr. Kerstein is entitled to annual base compensation in the amount of $185,000, which will be increased to the following amounts upon reaching the following milestones: (i) $220,000 upon the Company achieving annual revenues of $15 million, and (ii) $250,000 upon the Company achieving annual revenues of $25 million. Mr. Kerstein is also entitled to receive benefits (including health insurance) provided to other senior executives of the Company. The Kerstein Employment Agreement contains covenants governing confidentiality, non-competition and non-solicitation upon the termination of his employment. The non-compete continues for a period of 12 months following termination of Mr. Kerstein’s employment.

Under the Original Kerstein Employment Agreement, Mr. Kerstein was awarded an option to purchase up to 762,076 shares of Common Stock at an exercise price of $0.00002 per share. This option expired on January 1, 2013. Pursuant to the Kerstein Amendment, Mr. Kerstein was awarded an option pursuant to our 2010 Stock Plan to purchase up to 100,000 shares of Common Stock at an exercise price of $1.20 per share, which is currently exercisable through May 10, 2018.

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If Mr. Kerstein’s employment is terminated by the Company without cause or by Mr. Kerstein for good reason, as those terms are defined in the Kerstein Employment Agreement, he is entitled to receive (i) the remainder of his salary, (ii) benefits provided to other senior executives and (iii) an automobile allowance of $850 per month, each through the normal expiration date of his employment term. If Mr. Kerstein’s employment is terminated due to his permanent disability, as defined in the Kerstein Employment Agreement, he is entitled to receive for a period of six months (i) his base salary, (ii) benefits provided to other senior executives of the Company and (iii) an automobile allowance of $850 per month. In addition, if Mr. Kerstein’s employment is terminated due to his death, his estate will be entitled to receive his base salary for a period of six months.

Donald Fallon

The Company entered into an employment agreement with Donald Fallon, dated as of June 7, 2011 (the “Fallon Employment Agreement”), that provides for Mr. Fallons’s employment with the Company as Chief Financial Officer and Treasurer. Under the terms of the Fallon Employment Agreement, Mr. Fallon is entitled to receive annual base compensation in the amount of $175,000. Mr. Fallon is also entitled to receive benefits consistent with what is provided to other senior executives of the Company. As a condition to the Company’s entry into the Fallon Employment Agreement, Mr. Silverman entered into the Company’s standard confidentiality and inventions agreement.

In addition, Mr. Fallon was awarded an option pursuant to our 2010 Stock Plan to purchase up to 500,000 shares of Common Stock. Such option is exercisable through June 8, 2016 and vests as follows (i) an option to purchase up to 125,000 of Common Stock at an exercise price of $1.30 per share is fully vested, (ii) an option to purchase up to 125,000 shares of Common Stock at an exercise price of $1.30 per share is fully vested, (iii) an option to purchase up to 125,000 shares of Common Stock at an exercise price of $1.75 per share vests upon the Company achieving $20 million in sales during any fiscal year, and (iv) an option to purchase up to 125,000 shares of Common Stock at an exercise price of $2.00 per share vests upon the Company achieving $50 million in sales during any fiscal year.

In the event, following a change in control, as defined in the Fallon Employment Agreement, Mr. Fallon’s employment is terminated (i) by the Company for any reason other than for cause, as defined in the Fallon Employment Agreement, (ii) due to death, or (iii) due to a permanent disability, as defined in the Fallon Employment Agreement, Mr. Fallon (or his estate) will be entitled to receive severance in the amount of $175,000, payable in a lump sum amount.

Outstanding Equity Awards at Fiscal Year End

Option Awards

Name		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options Unearned	Option Exercise Price	Option Expiration Date

Steven Silverman		150,000	-	-	$1.05	October 11, 2017
		100,000	-	-	$1.25	October 11, 2017
	(1)	-	-	250,000	$1.50	October 11, 2017
	(2)	-	-	250,000	$1.75	October 11, 2017
	(3)	-	-	250,000	$2.50	October 11, 2017
		150,000	-	-	$1.20	May 10, 2018
	(4)	-	-	150,000	$1.75	May 10, 2018
	(5)	-	-	100,000	$2.00	May 10, 2018
	(6)	50,000	-		$0.73	May 10, 2018
	(6)	50,000			$0.60	May 10, 2018
	(6)	50,000			$0.31	May 10, 2018
	(7)	-	-	50,000	(7)	May 10, 2018
James Kerstein	(8)	-	190,518	-	$0.00002	January 1, 2013
	(9)	-	-	285,779	$0.00002	January 1, 2013
	(10)	-	-	285,779	$0.00002	January 1, 2013
		100,000	-	-	$1.20	May 10, 2018
Donald Fallon		250,000	-	-	$1.30	June 8, 2016
	(11)	-	-	125,000	$1.75	June 8, 2016
	(12)	-	-	125,000	$2.00	June 8, 2016

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(1)	Such option vests upon the Company achieving $10 million in sales during any fiscal year.
(2)	Such option vests upon the Company achieving $15 million in sales during any fiscal year.
(3)	Such option vests upon the Company achieving $25 million in sales during any fiscal year.
(4)	Such option vests upon the Company achieving $20 million in sales during any fiscal year.
(5)	Such option vests upon the Company achieving $50 million in sales during any fiscal year.
(6)	Such option vests upon vested upon the Company achieving certain management objectives determined by the Compensation Committee. The exercise price for such option is equal to the market price of the Common Stock on the date such management objectives were met.
(7)	Such option vests upon vests upon the Company achieving certain management objectives determined by the Compensation Committee, exercisable at a price equal to the market price of the Common Stock on the date such management objectives have been met.
(8)	Such option has expired, and prior to expiration, was fully exercisable.
(9)	Such option has expired and, prior to expiration, would have vested upon the Company achieving annual revenues of $15 million.
(10)	Such option has expired and, prior to expiration, would have vested upon the Company achieving annual revenues of $25 million.
(11)	Such option vests upon the Company achieving $20 million in sales during any fiscal year.
(12)	Such option vests upon the Company achieving $50 million in sales during any fiscal year.

Compensation of Directors

We have not established a standard compensation policy covering all non-employee directors for their service on the Board of Directors or committees of the Board. During the fiscal year ended December 31, 2012, no compensation was paid or awarded to any of our directors who were not also employees or officers of the Company.

Equity Compensation Plan Information

The following table provides information regarding the status of our existing equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)

Equity compensation plans approved by security holders	4,948,049	$1.27	2,074,977
Equity compensation plans not approved by security holders (1)	762,076	-	-
Total	5,710,125	1.10	2,074,977

(1)	Includes an option granted pursuant to the Kerstein Employment Agreement. This option expired on January 1, 2013.

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Certain Relationships and Related-Party Transactions

Policies for Approval of Related-Party Transactions

Pursuant to our policies, any proposed related-party transaction must be approved or ratified by a majority of the disinterested directors on the Board of Directors or a designated committee thereof consisting solely of disinterested directors. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire on an annual basis that elicits information about related-party transactions. These procedures are intended to determine whether any such related-party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

The term “related-party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the Company’s average total assets at year end for the last two completed fiscal years, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

In approving any related-party transaction, the Board of Directors or the designated committee must determine that the transaction is on terms no less favorable to us in the aggregate than those generally available to an unaffiliated third party under similar circumstances. Certain transactions with related persons, though not classified as related-party transaction by our policy and thus not subject to its review and approval requirements, may still need to be disclosed if required by the applicable securities laws, rules and regulations.

The following paragraphs discuss related-party transactions that occurred during 2011 and 2012 and/or that are contemplated during 2013 (other than compensation paid or awarded to the Company’s executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled “Compensation of Executive Officers”).

Related-Party Transactions

Allen Kronstadt beneficially owns in excess of 5% of our outstanding voting securities and was appointed to our Board of Directors on September 11, 2012 pursuant to the terms of the Purchase Agreement. Effective April 25, 2012, we entered into a Memorandum of Understanding (the “MOU”) with Mr. Kronstadt and several other investors. Pursuant to the MOU, we issued to Mr. Kronstadt a demand promissory note (the “Kronstadt Demand Note”) in the principal amount of $1,666,667. Interest accrued on the unpaid principal balance of the Kronstadt Demand Note at a rate of 8.0% per annum. At the initial closing under the Purchase Agreement, in consideration for the issuance of the 8% Notes and associated warrants to purchase Common Stock (the “8% Note Warrants”) at such closing, Mr. Kronstadt converted the aggregate principal amount outstanding, together with all accrued and unpaid interest, under the Kronstadt Demand Note and paid us in cash for the balance.

Pursuant to the Purchase Agreement, as of September 26, 2013, we have issued and sold to Mr. Kronstadt an aggregate principal amount of $2,959,297 of our 8% Notes and 8% Note Warrants to purchase, in the aggregate, 7,398,243 shares of Common Stock, subject to adjustment as provided on the terms of the 8% Note Warrants. As of September 26, 2013, Mr. Kronstadt has received an aggregate of 353,547 shares of Common Stock as interest payments under the 8% Notes that he holds.

The 8% Notes, including all outstanding principal and accrued and unpaid interest, are due and payable on the earlier of five years from date of issuance or upon the occurrence of an Event of Default (as defined in the 8% Notes). We may prepay the 8% Notes, in whole or in part, upon 60 calendar days prior written notice to the holders thereof. Interest accrues on the 8% Notes at a rate of 8.0% per annum, payable during the first three years that the 8% Notes are outstanding in shares of Common Stock, valued at the weighted average price of a share of Common Stock for the twenty consecutive trading days prior to the interest payment date, pursuant to the terms of the 8% Notes. During the fourth and fifth years that the 8% Notes are outstanding, interest that accrues under the 8% Notes shall be payable in cash.

The 8% Note Warrants are exercisable at an exercise price of $0.60 per share of Common Stock, subject to adjustment as provided for by the terms thereof, for a period commencing on the date of issuance and ending on the earlier to occur of the date that is (i) three years after the date upon which the weighted average price of a share of Common Stock for the 90 consecutive trading days prior to such date is at least $2.00 per share, and (ii) five years after the date on which the 8% Notes to which the applicable 8% Note Warrant is related has been repaid in full.

In connection with the entry into the Purchase Agreement, pursuant to the terms thereof, on August 24, 2012, we granted to the Investors (i) certain demand and piggyback registration rights with respect to the registration of certain Company securities under the Securities Act and the rules and regulations promulgated thereunder, and (ii) a security interest and lien in all of our assets and rights (including a security interest in all of the assets and rights of our subsidiary, Axion International, Inc.) to secure our obligations under the 8% Notes.

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Proposals Recommended for Consideration by Shareholders

PROPOSAL 1
REINCORPORATION FROM COLORADO TO DELAWARE

The Board has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Colorado to the State of Delaware. If our shareholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by conversion in compliance with the Delaware General Corporation Law (the “DGCL”) and the Colorado Business Corporation Act (the “CBCA”).

The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers of the Company immediately prior to the Reincorporation will serve as the officers of the Company following the Reincorporation, and the nominees elected to the Board of Directors at the annual meeting will serve as the members of the Board of Directors following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation. Other than the filings with the Secretary of State of Colorado and the Secretary of State of Delaware and the approval of the Reincorporation by the Company’s shareholders, there are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation.

Upon the effectiveness of the Reincorporation, each outstanding share of (i) Common Stock will continue to be an outstanding share of the Company’s common stock and (ii) Preferred Stock will continue to be an outstanding share of the Company’s 10% convertible preferred stock, in each case as incorporated in Delaware. You will not have to exchange your existing stock certificate(s) of the Company for new stock certificate(s), although you will have an option of doing so. At the same time, each outstanding option, right or warrant to acquire shares of Common Stock will continue to be an option, right or warrant to acquire an equal number of shares of Common Stock under the same terms and conditions. Furthermore, upon effectiveness of the Reincorporation, the Company will be governed by the Certificate of Incorporation and the Certificate of Designations with respect to the 10% convertible preferred stock, each as filed with the Secretary of State of Delaware in substantially the forms attached hereto as Appendix B and Appendix C, respectively (together, the “Delaware Charter”) and by the Bylaws (the “Delaware Bylaws”) in substantially the form attached hereto as Appendix D. The Company’s current Articles of Incorporation (the “Colorado Charter”) and Bylaws (the “Colorado Bylaws”) will not be applicable to the Company following the consummation of the Reincorporation. Following the Reincorporation, the Company will be governed by the DGCL instead of the CBCA. Approval of this Reincorporation Proposal will constitute approval of the Delaware Charter and the Delaware Bylaws.

Principal Reasons for the Reincorporation in Delaware

Corporate Law

As we plan for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based. The Board believes that the shareholders will benefit from the responsiveness of the Delaware corporate law.

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate into Delaware, as the Company proposes to do. In general, the Board believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Colorado and that the Company and its shareholders would benefit from such an environment. The Board has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware:

•	the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•	the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded; and

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•	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would as a Colorado corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than does Colorado law. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Colorado law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides directors and officers with more predictability than does Colorado law and, therefore, provides directors and officers of a Delaware corporation with a greater degree of comfort as to their risk of liability than that afforded under Colorado law. As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based.

Capital Raising

Delaware is a recognized and understood jurisdiction throughout the international financial community. The Company would be better positioned to raise capital both within and outside of the United States by being incorporated in Delaware. Many international investment funds, sophisticated investors, and brokerage firms are more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to shareholder rights.

As the Company moves towards advancing its objectives, the Board believes that the Company will be best suited to pursue all available financing options in the best interests of its shareholders if the Company is incorporated in Delaware versus Colorado. The Board believes that the Reincorporation will represent a better opportunity for the Company to increase shareholder value.

Disadvantages of Reincorporation in Delaware

Despite the Board’s and management’s belief as to the benefits and advantages of the Reincorporation, some shareholders of the Company may find the Reincorporation disadvantageous for several reasons. As discussed below, Delaware law, unlike Colorado law, contains a statutory provision intended to discourage takeover attempts of Delaware corporations which are not approved by the Board. This anti-takeover provision could have the effect of lessening the possibility that our shareholders, following the Reincorporation, would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by our Board and may make removal of the Board or management less likely as well.

Effects of the Reincorporation

The principal effects of the Reincorporation are as follows:

•	The affairs of the Company will cease to be governed by the CBCA and will become subject to the DGCL.

•	The resulting Delaware corporation, which we sometimes refer to in this Proposal 1 as “DelawareCo,” will continue with all of the rights, privileges and powers of the Company prior to the Reincorporation, which we sometimes refer to in this Proposal 1 as “ColoradoCo,” will possess all of the properties of ColoradoCo, will continue with all of the debts, liabilities and obligations of ColoradoCo and will continue with the same directors and officers of ColoradoCo immediately prior to the Reincorporation.

•	The number of authorized shares of the Company’s common stock will be increased from 100,000,000 to 250,000,000.

The additional shares of Common Stock authorized pursuant to the Delaware Charter Amendment will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

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Except for the issuance of dividends on the Preferred Stock in shares of Common Stock, the payment of interest on the 8% Notes in shares of Common Stock, the conversion of outstanding convertible securities (which conversion would be at the option of the respective holders), and the issuance of new award grants under the 2010 Stock Plan, the Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising additional working or investment capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of Common Stock will continue to be traded, without interruption, on the OTC Bulletin Board under the symbol “AXIH.” The Company will continue to file periodic reports and other documents with the SEC. Shareholders who own shares of Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of Common Stock and Preferred Stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion (the “Plan of Conversion”) to be entered into by the Company in substantially the form attached hereto as Appendix E. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of ColoradoCo, and all property owned by ColoradoCo, all debts due to ColoradoCo, as well as all other causes of action belonging to ColoradoCo immediately prior to the conversion, remaining vested in DelawareCo following the conversion. DelawareCo will remain as the same entity following the Reincorporation. The directors and officers of ColoradoCo immediately prior to the Reincorporation will be the directors and officers of DelawareCo.

At the effective time of the Reincorporation each share of ColoradoCo common stock will automatically be converted into shares of common stock of DelawareCo. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the statement of conversion filed with the Secretary of State of Colorado in substantially the form attached hereto as Appendix F (the “Colorado Statement of Conversion”), and the certificate of conversion in substantially the form attached hereto as Appendix G (the “Delaware Certificate of Conversion”) and the Delaware Charter, each as filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Secretary of State of Colorado and the Secretary of State of Delaware. If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Changes to Shareholder Rights Before and After the Reincorporation

As previously noted, the Delaware Charter and the Delaware Bylaws will be the governing instruments of the Company following the Reincorporation, resulting in some changes from the Colorado Charter and the Colorado Bylaws which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Colorado to an office and agent in Delaware. The material differences between the Colorado Charter and the Delaware Charter, and the Colorado Bylaws and the Delaware Bylaws are discussed below. In addition, there are material differences between the CBCA and the DGCL which are identified in the table below. The following summary does not purport to be complete and is qualified in its entirety by reference to the CBCA and the DGCL, the Colorado Charter and the Delaware Charter and the Colorado Bylaws and the Delaware Bylaws.

With respect to the Company’s 10% convertible preferred stock, other than several, non-substantive changes, the Certificate of Designations in substantially the form attached hereto as Appendix C that we intend to file with the Secretary of State of Delaware in connection with the Reincorporation is substantially the same as the Certificate of Designation that was previously filed with the Secretary of State of Colorado. As a result, there will be no material differences between the 10% convertible preferred stock of DelawareCo following the Reincorporation and the 10% convertible preferred stock of ColoradoCo that is currently outstanding.

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Changes from Colorado Law to Delaware Law

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective as a result of the differences between the CBCA and the DGCL. This chart does not address each difference between the CBCA and the DGCL, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the CBCA and the DGCL.

Provision	CBCA	DGCL
Special Meetings of Shareholders/Stockholders	Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.	Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.
Corporate Action without a Shareholder/ Stockholder Meeting	The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.	Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.
Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation	Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.
Amendment or Repeal of Bylaws	Under the CBCA, shareholders may amend a corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.	The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

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Provision	CBCA	DGCL
Number of Directors	Under the CBCA, the number of directors must be specified in the corporation’s bylaws.	The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.
Removal of Directors	Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.	Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.
Vacancies on the Board of Directors	Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.
Declaration and Payment of Dividends	Under the CBCA, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its shareholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

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Provision	CBCA	DGCL
Taxes and Fees	There is no franchise tax in Colorado.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Changes to Articles of Incorporation

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Colorado Charter and the Delaware Charter. This chart does not address each difference between the Colorado Charter and the Delaware Charter, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Colorado Charter	Delaware Charter
Capitalization	The number of shares of all classes of capital stock which the Company is authorized to issue is 100,000,000 shares of common stock, no par value per share, and 2,500,000 shares of preferred stock, no par value per share.	The total number of shares of all classes of capital stock which the Company is authorized to issue is 250,000,000 shares, of common stock, no par value per share, and 2,500,000 shares of preferred stock, no par value per share.
Number of Directors	The number of directors shall be no less than three (3) and no more than ten (10).	The number of directors shall be fixed from time to time in the manner provided by the Delaware Bylaws.
Newly Created Directorships and Vacancies; Removal of Directors; Election of Directors	Not addressed	Newly created directorships resulting from any increase in the number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Subject to the rights of the holders of shares of preferred stock then outstanding, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. Directors shall be elected at each annual meeting of stockholders.

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Shareholder Vote	Whenever shareholders are required or permitted to take any action by vote, other than the election of directors, such action shall be approved if a quorum exists and the votes cast in favor of the action exceeds the votes cast opposing the action, unless a greater number of affirmative votes is required by the Colorado Charter or by law (other than Section 7-117-101 of the CBCA as in effect on July 3, 2008). In addition, the cumulative voting is not authorized.	Not addressed. This issue is governed by the Delaware Bylaws.
Shareholder/Stockholder Action by Written Consent	Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent signed by the holders of outstanding shares having not less than the minimum amount of votes that would be necessary to authorize or to take such action at a meeting at which all of the shares entitled to vote thereon were present and voted.	Not addressed. This issue is governed by the Delaware Bylaws.
Amendment to Bylaws	Not addressed. This issue is governed by the Colorado Bylaws.	The affirmative vote of a majority of the board of directors is required to adopt, amend, alter or repeal the Delaware Bylaws. The Delaware Bylaws also may be adopted, amended, altered or repealed by the stockholder by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
Amendment to Articles of Incorporation/Certificate of Incorporation	The Colorado Charter may be amended in any manner or respect now or hereafter permitted by the corporation laws of Colorado.	The Company may amend, alter, change or repeal any provision contained in the Delaware Charter, in the manner now or hereafter prescribed by the Delaware Charter and the DGCL; and, except with respect to the provisions concerning limitation of liability of directors and indemnification rights, all rights, preferences and privileges conferred upon stockholders, directors or any other persons by and pursuant to the Delaware Charter are granted subject to the right to amend the Delaware Charter.

Changes to Bylaws

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Colorado Bylaws and the Delaware Bylaws. This chart does not address each difference between the Colorado Bylaws and the Delaware Bylaws, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Colorado Bylaws	Delaware Bylaws
Record Date	The Board may fix a record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders that is not more than fifty (50) days prior to the meeting date.	The Board may fix a record date, in the case of the determination of stockholders entitled to notice of any meeting of stockholders, which unless otherwise required by law, shall be not more than sixty (60) nor less than ten (10) days before the date of such meeting and, unless the Board determines otherwise, such date shall also be the record date for determining the stockholders entitled to vote at such meeting.

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Notice of a Meeting	Written notice of a meeting of shareholders shall be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting.	Written notice of a meeting of stockholders shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting.
Number of Directors	The number of directors shall be no less than three (3) and no more than ten (10).	Subject to the rights of holders of any class or series of preferred stock of the Company, the number of directors which shall constitute the Board shall be fixed from time to time by a resolution adopted by the affirmative vote of a majority of the Board.
Action by Written Consent	Any action required or permitted to be taken at a meeting of directors, executive committee or other committee of directors, or shareholders may be taken by written consent if the consent is signed by all of the directors, executive committee or other committee of directors, or shareholders entitled to vote with respect to the subject matter thereof, as the case may be.	Except to the extent action by written consent of the stockholders has been eliminated or restricted by the Delaware Charter, action may be taken by the stockholders without a meeting pursuant to a written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares of stock of the Company entitled to vote thereon were present and voted. Except as restricted or eliminated by the Delaware Charter, any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission.
Shareholder/Stockholder Vote	When a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.	When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote thereon, present and voting, in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the Delaware Charter or of the Delaware Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.
Amendment and Repeal of the Bylaws	The Colorado Bylaws may be amended or repealed at the annual meeting of the Board or any special meeting of the Board called for that purpose.	The Delaware Bylaws may be amended or repealed or new Delaware Bylaws adopted only in accordance with the terms of the Delaware Charter.

Dissenter’s Rights

Each shareholder of the Company is entitled to be paid the fair value of its shares in accordance with Sections 7-113-101 through 7-113-302 of the CBCA (“Colorado Dissent Statute”) if the shareholder dissents to the Reincorporation. A brief summary of the provisions of Colorado Dissent Statute are set forth below and the complete text of said sections is set forth in Appendix H.

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Once proposed, a corporate action that creates dissenter’s rights is to be submitted to a vote of the shareholders, whether at a shareholders’ meeting or via shareholders’ written consent. The Company is required to send notice to all shareholders informing them of the applicability of dissenter’s rights, accompanied by all relevant provisions of the Colorado Dissent Statute relating to dissenter’s rights. The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of notice, shareholders exercising the right to dissent shall send written notice to the Company before the vote is taken at the meeting, expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting shareholders must refrain from voting their shares in favor of the action. The shareholder must either vote against the action to be taken or abstain. Compliance with the foregoing is mandatory and if the shareholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the dissenting shareholder complies with the foregoing requirements, the shareholder may demand payment by sending such request in writing and depositing with the Company the shareholder’s certificates for certificated shares. The shareholder maintains all rights as shareholder, except the right to transfer the shares, until such time as the opposed corporate action is taken. The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable. A shareholder who wishes to exercise dissenter’s rights should deliver his or her written demand to the Company at its principal executive and administrative offices at 180 South Street New Providence, New Jersey 07974, Attention: Corporate Secretary. Any shareholder who does not follow the foregoing is not entitled to payment for his shares under Colorado Dissent Statute.

Upon receipt of each demand for payment, DelawareCo, as the surviving corporation, will pay each dissenting shareholder the “fair value” of the shares. The fair value of the shares shall be determined as of the time immediately before the opposed corporate action becomes effective. If the dissenting shareholder is dissatisfied with the fair value of the shares fixed by the Company, the shareholder may reject in total the Company’s offer and send to the Company, in writing, an estimate of what such shareholder considers fair value, plus any interest due if: (i) the shareholder believes that the fair value offered is less than the fair value of the shares, or if the interest was miscalculated; (ii) if the Company fails to make payment within 60 days from the final day that demands for payment would be received; or (iii) if the Colorado corporation, ColoradoCo, does not take the action opposed by the shareholder and fails to return the deposited share certificates. A dissenting shareholder loses the right to demand payment if he fails to respond to the Company within 30 days of the day the Company made or offered payment for the dissenter’s shares.

If the dissenting shareholders and the Company are unable to agree on the fair value of the shares, then the Company may commence a proceeding in the Colorado courts within 60 days after the receipt of the dissenter’s notice of estimate of fair value and interest owed. If the Company does not commence such proceedings within the 60 day period, it must pay each dissenter the amount demanded. If the proceeding is properly commenced, the court will determine the fair value of the shares.

The foregoing is merely a summary of the dissenter’s rights as provided within the Colorado Dissent Statute. Shareholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law. Failure to follow the procedures of the Colorado Dissent Statute may result in the loss of all dissenter’s rights.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the DelawareCo capital stock received by you pursuant to the Reincorporation as you have in the shares of the ColoradoCo capital stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to the DelawareCo capital stock will include the period during which you held the corresponding shares of ColoradoCo capital stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

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Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of ColoradoCo previously filed with the SEC will remain the financial statements of DelawareCo following the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Colorado Statement of Conversion, the Delaware Certificate of Conversion, the Delaware Charter and the Delaware Bylaws. The filing of the Delaware Charter will increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 250,000,000. The background and reasons why the Company seeks to increase the number of authorized shares of Common Stock, the effects of such increase, the potential for future dilutive transactions, and the possible anti-takeover implications of such increase are described in Proposal 2 below. The Board of Directors believes that without the increase in authorized shares of Common Stock, the Company’s ability to both satisfy its obligations to issue shares of Common Stock under the Preferred Stock, 8% Notes, 8% Note Warrants and the 2010 Stock Plan, and to seek additional equity or convertible debt financing as necessary, will be severely limited. As a result, if we fail to obtain the requisite vote of shareholders for approval of the Reincorporation, we will seek the approval of the shareholders to amend the Colorado Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000, as described in Proposal 2 below.

Effect of Not Obtaining the Vote Required for Approval

If we fail to obtain the requisite vote of shareholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated in Colorado and governed by the CBCA, our existing Colorado Charter and our existing Charter Bylaws. If we fail to obtain the requisite vote of shareholders for approval of the Reincorporation, we will seek the approval of the shareholders to amend the Colorado Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000, as described in Proposal 2 below.

Vote Required

The approval of the Reincorporation requires the affirmative vote of a majority of shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock. A vote in favor of this Proposal is also effectively a vote in favor of the Delaware Charter, including an increase in the number of authorized shares of the Common Stock, and the Delaware Bylaws. Abstentions and broker non-votes will not be counted either “for” or “against” this Proposal 1 and will therefore have the same effect as negative votes. For the approval of the Reincorporation, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends a vote “for” the Reincorporation.

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PROPOSAL 2
Approval of Amendment to Articles of Incorporation to Increase Authorized Shares of Common Stock

The Board of Directors has approved, subject to shareholder approval and the failure to obtain the vote of shareholders for approval of the Reincorporation, an amendment to the Colorado Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000, to be effective upon the filing of an amendment to the Colorado Charter with the Secretary of State of Colorado. The form of certificate of amendment (the “Colorado Charter Amendment”) to be filed with the Secretary of State of Colorado is in substantially the form attached hereto as Appendix I.

The Board only intends to file the Colorado Charter Amendment if we fail to obtain the vote of shareholders for approval of the Reincorporation and if the amendment to increase the number of authorized shares of Common Stock under the Colorado Charter is approved by shareholders at the meeting, in which case we intend to file the Colorado Charter Amendment as soon as practicable following the meeting.

Background and Reasons for the Colorado Charter Amendment

As of September 26, 2013, we had (i) 100,000,000 shares of Common Stock authorized, of which 30,315,663 shares were issued and outstanding and (ii) 2,500,000 shares of preferred stock, no par value per share, authorized, of which 880,000 shares have been designated 10% convertible preferred stock, 702,123 shares of which were issued and outstanding. The Colorado Charter Amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 250,000,000. The par value of Common Stock will not be affected by the Colorado Charter Amendment.

The terms of our Preferred Stock, 8% Notes, 8% Note Warrants and the 2010 Stock Plan require us to maintain a sufficient number of authorized shares of Common Stock to satisfy our obligations to issue Common Stock thereunder. These obligations are as follows:

•	The Preferred Stock may be converted into shares of Common Stock at a conversion price of $1.00 per share, as adjusted. The 702,123 issued and outstanding shares of Preferred Stock are currently convertible into 7,021,230 shares of Common Stock. Pursuant to the terms of the Preferred Stock, to date we have elected to pay our quarterly dividends in shares of Common Stock, rather than in cash.

•	As of September 26, 2013, we have issued an aggregate principal of $8,878,188 of 8% Notes and 8% Note Warrants to purchase, in the aggregate, 22,195,474 shares of Common Stock. The 8% Notes are convertible into 22,195,474 shares of Common Stock at a conversion price equal to $0.40 per share of Common Stock, subject to adjustment as provided for by the terms of the 8% Notes, and the 8% Note Warrants are exercisable at an exercise price of $0.60 per share of Common Stock, subject to adjustment as provided for by the terms of the 8% Note Warrants. Pursuant to the terms of the 8% Notes, since the issuance of the 8% Notes, the Company has elected to pay accrued and unpaid interest under the 8% Notes in shares of Common Stock rather than cash.

•	As of September 26, 2013, (i) a total of 4,848,049 shares of Common Stock were subject to outstanding options under the 2003 Stock Plan and the 2010 Stock Plan, and (ii) a total of 950,000 shares of Common Stock were available for new award grants under the 2010 Stock Plan. If Proposal 4 below is approved by the shareholders at the meeting, the number of shares of Common Stock reserved for issuance under the 2010 Stock Plan (as amended) will be increased to 5,000,000 shares.

In addition to the foregoing, in our efforts to further our business, the Board may seek to complete additional financings in the near future. At this time we do not have any plans for such financings. However, if and when we do determine to pursue any additional financing or business transaction, having additional authorized capital available for issuance will provide us with flexibility and may allow such shares to be issued without the expense and delay of holding another shareholder meeting.

The Board of Directors believes that without the increase in the number of authorized shares of Common Stock, the Company’s ability to both satisfy its obligations to issue shares of Common Stock under the Preferred Stock, the 8% Notes, the 8% Note Warrants and the 2010 Stock Plan, and to seek additional equity or convertible debt financing as necessary, will be severely limited. Our independent registered public accounting firm has issued their report dated March 29, 2013 that included an explanatory paragraph expressing substantial doubt in our ability to continue as a going concern without additional capital becoming available.

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If we are unable to seek additional operating capital through the offer of equity or convertible debt financing or other means, our ability to fund our operations, maintain our efforts necessary to commercialize marketable products or otherwise respond to competitive pressures will be significantly impaired. We would also be forced to curtail our business operations, reduce our investments, decrease or eliminate capital expenditures and delay the execution of our business plan which would have a material adverse effect on our business. It is for these and the other reasons described below that the Board of Directors has presented this proposal and recommends a vote “FOR” the increase in the number of authorized shares.

Effects of the Increase in Authorized Common Stock

The additional shares of Common Stock authorized pursuant to the Colorado Charter Amendment will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

Except for the issuance of dividends on the Preferred Stock in shares of Common Stock, the payment of interest on the 8% Notes in shares of Common Stock, the conversion of outstanding convertible securities (which conversion would be at the option of the respective holders), and the issuance of new award grants under the 2010 Stock Plan, the Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising additional working or investment capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

Future Dilutive Transactions

It is emphasized that management of the Company may consummate transactions having a potentially adverse impact upon the Company’s shareholders pursuant to the authority and discretion of the Company’s management to complete share issuances without submitting any proposal to the shareholders for their consideration. Holders of the Company’s securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except in some cases involving a merger where the number of shares of Common Stock issued will equal more than 20% of the issued and outstanding shares of Common Stock prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current shareholders being able to effectively prevent such actions or events, however certain of these actions are subject to the approval of the holders of our 8% Notes pursuant to the terms thereof:

•	Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted by 100%.

•	Control of the Company by shareholders may change due to new issuances.

•	The election of the Board of Directors could be dominated by new, large shareholders, effectively blocking current shareholders from electing directors.

•	Business plans and operations may change.

•	Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares, though no such opportunities have been identified by the Company at this time.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and shareholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were shareholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations to which such shares are subject.

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Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could also use the additional shares of Common Stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its shareholders. The proposed increase in authorized shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in the number of authorized shares of Common Stock may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in the number of authorized shares of Common Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the proposed increase in authorized shares of Common Stock with the intent that it be utilized as a type of anti-takeover device. The Colorado Charter and Colorado Bylaws do not have any anti-takeover provisions.

No Appraisal Rights

Under Colorado law, the Company’s shareholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of Common Stock.

Vote Required

The approval of the Colorado Charter Amendment requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against this proposal. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on. For the approval of the adoption of the Plan Amendment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends a vote “for” the Colorado Charter Amendment.

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PROPOSAL 3
ELECTION OF DIRECTORS

The Board of Directors has nominated seven (7) persons consisting of Perry Jacobson, Steven Silverman, James J. Kerstein, Anthony Hatch, Dr. Allen Hershkowitz, Thomas Bowersox and Allen Kronstadt, each a current director, for re-election to the Board of Directors. Each director serves from the date of his election until the next annual meeting of shareholders or until his successor is elected and qualified. See “Information About Director Nominees” for biographical information as to each nominee.

The nominees have consented to be nominated and have expressed their intention to serve if elected. We believe that all of the nominees possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each nominee in the individual biographies above. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the meeting.

The accompanying proxy card will be voted in favor of the persons named above to serve as directors, unless the shareholder indicates to the contrary on the proxy card.

Vote Required

The seven (7) nominees for election as directors at the annual meeting who receive the greatest number of votes cast by the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

The Board of Directors recommends a vote “for” the nominees named herein.

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PROPOSAL 4
Amendment of the 2010 Stock plan

We are asking our shareholders to approve an amendment of the 2010 Stock Plan (the “Plan Amendment”) to add 2,000,000 shares of Common Stock to the total number of shares of Common Stock reserved for issuance under the 2010 Stock Plan. On September 15, 2010, our Board adopted and approved the 2010 Stock Plan whereby the Board authorized 3,000,000 shares of Common Stock to be reserved for issuance. The 2010 Stock Plan was adopted and approved by our shareholders on October 22, 2010. On September 26, 2013, acting by unanimous written consent, our Board of Directors amended the 2010 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares, subject to the approval from our shareholders at the annual meeting. In light of the equity grants made over these past three years as part of our ongoing efforts to utilize cash-alternative resource to retain our senior management team and key consultants, the Board of Directors determined that the number of shares currently available under the 2010 Stock Plan does not give us sufficient authority and flexibility to adequately provide for further long-term incentives.

As of September 30, 2013, (i) a total of 2,050,000 shares of Common Stock have were subject to outstanding options under the 2010 Stock Plan, and (ii) a total of 950,000 shares of Common Stock were available for new award grants under the 2010 Stock Plan.

The proposed share increase would facilitate our ability to continue to grant equity incentives pursuant to the 2010 Stock Plan, which are vital to our ability to attract and retain directors, officers and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the 2010 Stock Plan to these eligible participants is designed to align the interests of such participants with those of our shareholders. Such awards are crucial to our ability to motivate individuals in our service to achieve our goals. We strongly believe that the approval of the proposed share increase is instrumental to our continued success.

2010 Stock Plan Benefits

Awards under the 2010 Stock Plan are granted at the discretion of the Board of Directors, which acts upon recommendations of the Compensation Committee. The Board determines the directors, officers and certain of our consultants who will receive awards under the 2010 Stock Plan and the terms of those awards. Accordingly, the nature and amounts of any future awards to be made to participants in the 2010 Stock Plan are not presently determinable. Since the grant of awards under the 2010 Stock Plan will be determined at the discretion of the Board of Directors, the Company is not presently able to determine the dollar value and number of awards that may be granted to each our named executive officers, all current executive officers as a group, our non-employee directors as a group, and all other employees.

Material Terms of the 2010 Stock Plan

The following are the material terms of the 2010 Stock Plan, as amended by the proposed Amendment. The following is qualified in its entirety by reference to the 2010 Stock Plan, a copy of which is may be obtained from our Corporate Secretary upon request, and the Plan Amendment, a copy of which is attached in substantially the form attached hereto as Appendix J. If the Reincorporation is approved at the meeting, the Plan will be amended to conform certain provisions of the Plan to Delaware law. These conforming provisions are indicated in bracketed text on Appendix J. Each capitalized term used but not defined herein has the meaning ascribed to such term in the 2010 Stock Plan, as amended by the Plan Amendment.

Purpose of the 2010 Stock Plan. The 2010 Stock Plan is intended to encourage ownership of Shares by employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company and to provide additional incentive for them to promote the success of the Company.

Administration. The 2010 Stock Plan is administered by our Board of Directors unless the Board has delegated power to act on its behalf to a committee, in which case the Administrator shall be such committee. The administrator of the 2010 Stock Plan is hereinafter referred to as the “Administrator.”

Number of Shares Subject to the 2010 Stock Plan. The 2010 Stock Plan authorizes the grant of options relating to 5,000,000 shares of Common Stock. The foregoing limit is subject to adjustment for stock dividends, stock splits or other changes in the Company’s capitalization.

Eligibility. Individuals eligible to participate in the 2010 Stock Plan are our employees, directors and certain of our consultants (each, a “Participant”). The approximate number of persons in each such class of participants are, ten, five, and two, respectively.

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Awards. The 2010 Stock Plan provides for the granting of incentive stock options, non-qualified stock options, stock grants and stock-based awards, as determined by the Administrator.

Options. Options granted under the 2010 Stock Plan may be either incentive stock options (each, an “ISO”) within the meaning of Section 422 of the Code, or non-qualified stock options (each, a “NQSO”).

Each option intended to be an ISO shall be issued only to an employee of the Company and shall be subject to the terms and conditions which the Administrator determines to be appropriate. The exercise price with respect to an ISO shall be (i) for a Participant that owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code, 10% or less of the total combined voting power of all classes of capital stock of the Company or an Affiliate (each, a “Less than 10% Owner”), not less than 100% of the Fair Market Value per share of the shares of Common Stock on the date of the grant of the ISO, and (ii) for a Participant that owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate (each, a “More than 10% Owner”), not less than 110% of the Fair Market Value per share of the shares of Common Stock on the date of grant. With respect to the exercisability of an ISO, each ISO that is granted to a (i) Less than 10% Owner shall terminate not more than ten (10) years from the date of grant or such earlier time as is provided in the option agreement governing such grant, and (ii) More than 10% Owner shall terminate not more than five (5) years from the date of grant or such earlier time as is provided in the option agreement governing such grant. In addition the option agreements entered into with respect to ISO grants shall restrict the amount of ISOs which may become exercisable in any calendar year so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

Each option intended to be an NQSO shall be issued only to an employee of the Company and shall be subject to the terms and conditions which the Administrator determines to be appropriate. The exercise price with respect to an NQSO shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock. With respect to the exercisability of a NQSO, each NQSO shall terminate not more than ten (10) years from the date of the grant or such earlier time as the option agreement may provide.

Stock Grants. Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an award agreement, duly executed by the Company and, to the extent required by law or requested by us, by the Participant. Such agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the Company’s best interest, subject to certain minimum standards as set forth in the 2010 Stock Plan.

Stock-Based Awards. The Administrator also has the right to grant other Stock-Based Awards based upon our Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of shares of Common Stock based upon certain conditions, the grant of securities convertible into shares of Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an award agreement, duly executed by the Company and, to the extent required by law or requested by us, by the Participant. Such award agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the Company’s best interest.

Termination of Service – Options. The following is a summary of the impact of a Participant’s termination of service with the Company or an Affiliate (whether as an employee, director or consultant) before the Participant has exercised his or her option and subject to the terms of the option agreement pursuant to which such option was granted. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability or death, as such terms are defined in the 2010 Stock Plan), may exercise any option granted to him or her to the extent such option is exercisable on the date of termination of service; provided, however, that (i) in no event may an ISO be exercised later than three months after the Participant’s termination of service, (ii) in the case of a Participant’s Disability or death within three months after the termination of service, the Participant or his or her survivors may exercise the option within one year after the date of termination of service, but in no event after the date of the expiration of the term of the option, and (iii) if, subsequent to the Participant’s termination of service, the Board of Directors determines that, either prior to or subsequent to the Participant’s termination of service, the Participant engaged in conducted which would constitute “cause,” then the Participant shall cease to have any rights to exercise any option. If the Participant’s service with the Company or an Affiliate is terminated “for cause,” then all outstanding and unexercised options as of the time the Participant is notified of his or her termination will be immediately forfeited. If the Participant’s service with the Company or an Affiliate is terminated by reason of Disability or death, then the Participant (or the Participant’s survivors) may exercise any option granted to the Participant to the extent that the option has become exercisable but has not been exercised on the date of Disability or death; provided, however the Participant (or the Participant’s survivors) may exercise such option only within the period ending one year after the Participant’s termination of service.

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Termination of Service – Stock Grants. The following is a summary of the impact of a Participant’s termination of service with the Company or an Affiliate (whether as an employee, director or consultant) with respect to Stock Grants awarded to the Participant and subject to the terms of the award agreement pursuant to which such Stock Grants were made. In the event of a termination of service for any reason before the Participant has accepted a Stock Grant, such offer shall terminate. In the event a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”), the Company shall have the right to repurchase the number of shares of Common Stock subject to the Stock Grant as to which the Company’s repurchase rights have not lapsed on the date of termination. If a Participant’s service with the Company or an Affiliate is terminated “for cause,” all shares of Common Stock subject to the Stock Grant shall immediately be subject to repurchase by the Company at the purchase price, if any, thereof.

Amendments. The 2010 Stock Plan may be amended by our shareholders. The 2010 Stock Plan may also be amended by the Administrator for any reason. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the 2010 Stock Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding option or other award agreements in a manner which may be adverse to the Participant but which is not inconsistent with the 2010 Stock Plan. In the discretion of the Administrator, outstanding option or other award agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

Federal Income Tax Consequences of the 2010 Stock Plan

The following is a brief and general discussion of the federal income tax rules applicable to awards under the 2010 Stock Plan. With respect to an ISO, an employee will generally not be taxed at the time of grant or exercise, although exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax. If the employee holds the shares acquired upon exercise of an ISO until at least one year after issuance and two years after the option grant, he or she will have long-term capital gain (or loss) based on the difference between the amount realized on the sale or disposition and his or her option price. If these holding periods are not satisfied, then upon disposition of the shares the employee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the option price, plus capital gain in respect of any additional appreciation. With respect to a NQSO, an employee will not be taxed at the time of grant; upon exercise, he or she will generally realize compensation income to the extent the then fair market value of the stock exceeds the option price. The Company will generally have a tax deduction to the extent that, and at the time that, an employee realizes compensation income with respect to an award.

Any tax deductions the Company may be entitled to in connection with awards under the 2010 Stock Plan may be limited by the $1 million limitation under Section 162(m) of the Code on compensation paid to any of our chief executive officer or other named officers.

For purposes of this summary, we have assumed that no award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of an NQSO with an exercise price which is less than the market value of the stock covered by the option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of these tax rules, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

In all cases, recipients of awards under the 2010 Stock Plan should consult their tax advisors regarding the tax treatment of any awards received by them.

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Vote Required

The approval of the adoption of the Plan Amendment requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against this proposal. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on. For the approval of the adoption of the Plan Amendment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends that you vote “for” the adoption of the Plan Amendment.

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PROPOSAL 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO USA LLP, an independent registered public accounting firm, has audited the consolidated financial statements of our Company for the fiscal year ended December 31, 2012. Our Audit Committee has appointed BDO USA LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2013. Our organizational documents do not require that our shareholders ratify the appointment of BDO USA LLP as our independent registered public accounting firm. We are submitting the appointment of BDO USA LLP to our shareholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain BDO USA LLP. We anticipate that representatives of BDO USA LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Vote Required

The approval of the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against this proposal. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on this proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of BDO USA LLP, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends a vote “for” the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

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PROPOSAL 6
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation and rules adopted by the SEC, we are requesting our shareholders’ advisory approval of the compensation of our named executive officers, as disclosed in the “General Compensation Philosophy and Objectives,” the compensation and outstanding equity awards tables, and the narrative discussion set forth in this proxy statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote.

As described in detail under “General Compensation Philosophy and Objectives,” the Company’s compensation philosophy for executive officers is to align compensation with corporate performance and efforts to increase shareholder value, while providing a total compensation opportunity that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. In order to implement this philosophy, the Company typically includes the following three elements in each executive officer’s compensation package: base annual salary, annual variable performance awards, such as incentive compensation, payable in cash, stock options or shares of stock and long-term stock-based incentive awards.

We are asking our shareholders to indicate their support for our executive compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation and the philosophy, policies and practices described in this proxy statement.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against this proposal. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Because your vote on this proposal is advisory, it will not be binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions.

Board Recommendation

The Board of Directors recommends a vote “for” the compensation of the named executive officers as disclosed in this proxy statement.

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PROPOSAL 7
RECOMMENDATION (BY NON-BINDING ADVISORY VOTE)
ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

As discussed in Proposal 6, shareholders are being provided with the opportunity to approve, by advisory vote, the compensation of the Company’s named executive officers. This Proposal 7 affords shareholders the opportunity to recommend, by non-binding advisory vote, the frequency with which future Say-on-Pay Votes should be submitted to shareholders for consideration. Shareholders will be given the choice to recommend that future Say-on-Pay Votes be submitted for consideration every year, every two years or every three years.

We believe that shareholders should have the opportunity to express their views on the Company’s compensation program and policies for its named executive officers every three years. The Board and its Compensation Committee, which administers the executive compensation program, value the opinions expressed by shareholders pursuant to Say-on-Pay Votes and will consider the outcome of those votes in making its annual decisions on executive compensation.

Vote Required

The recommendation, by advisory vote, regarding the frequency with which future Say-on-Pay Votes should be presented to shareholders for consideration will be determined based on the option (every one year, two years or three years) that receives the highest number of all votes cast at the annual meeting. Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 7.

Because your vote on this Proposal 7 is advisory, it will not be binding on the Board or the Compensation Committee. The Board and the Compensation Committee may, however, take into account the outcome of the vote on this Proposal 7 when considering its policy on the frequency of future Say-on-Pay Votes.

Board Recommendation

The Board recommends that shareholders vote to hold future Say-on-Pay Votes once every “three” years.

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PROPOSAL 8
Board AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING

If the number of shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon is insufficient to constitute a quorum, or if the number of shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock voting in favor of one or more of the proposals is insufficient to approve the reincorporation, as described in Proposal 1, the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock (in the event the Reincorporation is not approved), as described in Proposal 2, to elect each of the seven (7) director nominees to the Board of Directors, as described in Proposal 3, to approve the adoption of the Plan Amendment, as described in Proposal 4, to ratify the appointment of the Company’s independent registered public accounting firm, as described in Proposal 5, to approve the compensation paid to the Company’s named executive officers, as described in Proposal 6, or to recommend the frequency of future Say-on-Pay Votes, as described in Proposal 7, then the Board intends to move to adjourn and postpone the annual meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company’s shareholders to vote only upon the adjournment and postponement of the annual meeting, as described in this Proposal 8, and not any of the other proposals.

In this proposal, shareholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn and postpone the annual meeting to a later date or dates, if necessary, so that the Board can solicit additional proxies. If the shareholders approve this adjournment proposal, then we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote on the Reincorporation, the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock (in the event the Reincorporation is not approved), the approval of the election of the seven (7) director nominees to the Board of Directors, the adoption of the Plan Amendment, the ratification of the appointment of the Company’s independent registered public accounting firm, the approval of the compensation paid to the Company’s named executive officers, or the recommendation of the frequency of future Say-on-Pay Votes and seek to convince the holders of those shares to change their votes in favor or such proposals.

Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to shareholders, other than the announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company’s Bylaws provide that no single adjournment may exceed 60 days.

Vote Required

To be approved, the proposal to adjourn and postpone the annual meeting requires that that the affirmative vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote thereon, exceeds the vote of the shares of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock against this proposal. Neither abstentions nor broker non-votes will have an impact on the outcome of the vote on Proposal 8.

Board Recommendation

The Board recommends that shareholders vote “for” the proposal to authorize the Board of Directors to adjourn and postpone the annual meeting of shareholders to allow time for the further solicitation of proxies.

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Other Information

Submission of Shareholder Proposals for the 2014 Annual Meeting of Shareholders

Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at our 2014 annual meeting of shareholders (the “2014 Annual Meeting”), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than June 17, 2014, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

If the date of the 2014 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2013 annual meeting, a shareholder’s notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2014 Annual Meeting and not later than the later of the close of business on the 90th day before the 2014 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2014 Annual Meeting. If a shareholder who wishes to present a proposal fails to notify us by the 90th day before the 2014 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2014 Annual Meeting, and such proposal is brought before the 2014 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2014 Annual Meeting will confer discretionary voting authority with respect to the shareholder’s proposal on the persons selected by management to vote the proxies. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholders should submit their proposals our principal executive and administrative offices at 180 South Street, New Providence, New Jersey 07974, Attention: Corporate Secretary.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2012, which was mailed to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, to each shareholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s Secretary at our principal executive and administrative offices set forth in this proxy statement.

Incorporated by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Other Matters

We know of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: October 7, 2013

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Appendix A: Audit Committee Charter

Axion International Holdings, Inc.

Audit Committee Charter

Purpose

The purpose of the committee shall be to assist the board in its oversight of the integrity of the financial statements of Axion International Holdings, Inc. (the “Company”) and the financial reporting process, the systems of internal accounting and financial controls, of the Company’s compliance with legal and regulatory requirements, of the independence and qualifications of the independent auditor, and of the performance of the Company’s independent auditors. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company.

The committee shall have the following authority and responsibilities:

1.	To discuss with management and with the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or Nasdaq requirements.

2.	To recommend, for shareholder approval, the independent auditor to examine the Company’s accounts, controls and financial statements. The committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The committee shall have the sole authority to approve all audit engagement fees and terms and the committee, or a member of the committee, must pre-approve any non-audit service provided to the Company by the Company’s independent auditor.

3.	To discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

4.	To review the Company’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Company’s financial statements, including alternatives to, and the rationale for, the decisions made.

5.	To obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the committee will review at least annually all relationships between the independent auditor and the Company.

6.	To prepare and publish an annual committee report in the Company’s proxy statement.

7.	To set policies for the hiring of employees or former employees of the Company’s independent auditor.

8.	To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company. This should include regular reviews of the compliance processes in general and the corporate ombudsman process in particular. In connection with these reviews, the committee will meet, as deemed appropriate, with the general counsel and other Company officers or employees.

The committee shall meet separately at least quarterly with management and annually with the Company’s independent auditors.

The committee shall have authority to retain such outside counsel, experts and other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

The committee shall report its recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

A-1

Audit Committee: Key Practices

The audit committee has adopted the following key practices to assist it in undertaking the functions and responsibilities set forth in its charter:

1.	Meetings. The Committee will meet as often as may be deemed necessary or appropriate in its judgment, at least quarterly each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum.

2.	Review of Financial Statements. The committee will review the Company’s 10-K in detail with the CEO, the CFO and the full board. The committee will meet to review the Company’s 10-Qs with the CFO.

3.	Quarterly Review of CEO and CFO Certification Process. In conjunction with its reviews of the 10-Ks and 10-Qs, the committee will also review the process for the CEO and CFO quarterly certifications required by the SEC with respect to the financial statements and the Company’s disclosure and internal controls, including any material changes or deficiencies in such controls.

4.	Approval of Audit and Non-Audit Services. In addition to approving the engagement of the independent auditor to audit the Company’s consolidated financial statements, the committee will approve all use of the Company’s independent auditor for non-audit services prior to any such engagement. To minimize relationships which could appear to impair the objectivity of the independent auditor, it is the committee’s practice to restrict the non-audit services that may be provided to the Company by the Company’s independent auditor primarily to tax services and merger and acquisition due diligence and integration services. The Company will obtain such limited non-audit services from the Company’s auditor only when the services offered by the auditor’s firm are more effective or economical than services available from other providers, and, to the extent possible, only following competitive bidding for such services.

5.	Hiring Guidelines for Independent Auditor Employees. The committee has adopted the following practices regarding the hiring by the Company of any partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit assurance to the Company’s independent auditor on any aspect of their certification of the Company’s financial statements. “Audit assurance” includes all work that results in the expression of an opinion on financial statements, including audits of statutory accounts.

a.	No member of the audit team can be hired by the Company for a period of 2 years following association with that audit.

b.	No former employee of the independent auditor may sign a Company SEC filing for 5 years following employment with the independent auditor.

c.	No former employee of the independent auditor may be named a Company officer for 3 years following employment by the independent auditor.

6.	Process for Handling Complaints about Accounting Matters. As part of the board’s procedure for receiving and handling complaints or concerns about the Company’s conduct, the committee has established the following procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by ADO employees of concerns regarding questionable accounting or auditing matters.

a.	The Company will establish and publish on its website a telephone number for receiving complaints regarding accounting, internal accounting controls, or auditing matters. The phone number will be a direct line to the chairman of the audit committee.

b.	The chairman will send a record of all such complaints to members of the audit committee.

c.	All complaints will be tracked on a separate board of directors’ ombuds docket, but handled by the Company’s ombuds, finance and legal staffs in the normal manner, except as the audit committee may request.

d.	The status of the specially docketed complaints will be reported on a quarterly basis to the committee and, if the committee so directs, to the full board.

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e.	The committee may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to it.

7.	The Company’s Code of Ethics prohibits any officer or manager from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

8.	Audit Committee Memberships. The committee has determined that in view of the increasing demands and responsibilities of the audit committee, members of the committee should not serve on more than three additional audit committees of other public companies, and the chair of the committee should not serve on more than two other audit committees of a public Company. Existing relationships exceeding these limits may continue in place provided that the full board of directors determines that such relationships do not impair the member’s ability to serve effectively on the committee.

9.	Member With Financial Expertise. The committee will be composed of members that are able to read and understand financial statements. One member will be a financial expert, with past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background with which resulted in such individual’s sophistication. Such similar experience shall be deemed to include a background in investment banking.

10.	Audit Partner Rotation. The committee shall ensure that the lead audit partners assigned by the Company’s independent auditor to the Company, and to each of its subsidiaries that have securities registered with the SEC, as well as the audit partner responsible for reviewing the Company’s audit shall be changed at least every five years.

11.	Shareholder Ratification of Independent Auditor. Although the committee has the sole authority to appoint the independent auditor, the committee will recommend that the board ask the shareowners, at their annual meeting, to approve the committee’s selection of independent auditor.

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Appendix B: Certificate of Incorporation

CERTIFICATE OF INCORPORATION
OF
Axion International Holdings, Inc.

ARTICLE I
NAME

The name of the corporation is Axion International Holdings, Inc. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended from time to time (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
EXISTENCE

The existence of the Corporation shall be perpetual.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

ARTICLE V
CAPITALIZATION

Section 5.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 252,500,000 shares, consisting of 250,000,000 shares of common stock, no par value per share (the “Common Stock”), and 2,500,000 shares of preferred stock, no par value per share (the “Preferred Stock”).

Section 5.2 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors (the “Board”) is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law to adopt any such resolution or resolutions.

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Section 5.3 Common Stock.

(a)  Voting Rights. At every annual or special meeting of stockholders of the Corporation, each holder of Common Stock shall be entitled to cast one (1) vote for each share of Common Stock standing in such holder’s name on the stock transfer records of the Corporation.

(b)  Dividends. Subject to the rights of the holders of shares of Preferred Stock then outstanding, and to the other provisions of this Certificate of Incorporation (as amended or amended and restated from time to time and including any Preferred Stock Designation, this “Certificate of Incorporation”), the holders of shares of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(c)  Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and amounts payable upon shares of Preferred Stock entitled to a preference, if any, over holders of Common Stock upon such dissolution, liquidation or winding up, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

ARTICLE VI
BOARD OF DIRECTORS

Section 6.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate of Incorporation or the Bylaws of the Corporation (as amended or amended and restated from time to time, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation and the Bylaws; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 6.2 Number of Directors. The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws.

Section 6.3 Newly Created Directorships and Vacancies Subject to the rights of the holders of shares of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the Board, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies shall hold office until such director’s successor has been duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

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Section 6.4 Removal of Directors. Subject to the rights of the holders of shares of Preferred Stock then outstanding, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 6.5 Rights of Holders of Preferred Stock. Notwithstanding the foregoing provisions of this Article VI, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the Preferred Stock Designation governing such series.

Section 6.6 Written Ballot Not Required. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

Section 6.7 Election of Directors. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall be not so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

ARTICLE VII
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE VIII
MEETINGS OF STOCKHOLDERS

Section 8.1 Meetings. Subject to the rights of the holders of any shares of Preferred Stock then outstanding, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

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Section 8.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX
LIMITED LIABILITY; INDEMNIFICATION

Section 9.1 Limitation of Director Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 9.2 Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, limited liability company, joint venture, trust or other entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while so serving, shall be indemnified and held harmless by the Corporation to the full extent authorized by the DGCL (but, in the case of any amendment to the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all costs, expenses, liabilities and losses (including attorneys’ fees and related costs, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, partner, member or trustee and shall inure to the benefit of his or her heirs, executors and administrators. Each person who is or was serving as a director or officer of a subsidiary of the Corporation shall be deemed to be serving, or have served, at the request of the Corporation.

(a)  Procedure. Any indemnification (but not advancement of expenses) under this Section 9.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL (but, in the case of any amendment to the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is an Indemnitee at the time of such determination (1) by a majority vote of the directors who were not parties to such proceeding (the “Disinterested Directors”), even though less than a quorum, (2) by a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum, (3) if there are no such Disinterested Directors, or if such Disinterested Directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

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(b)  Advances for Expenses. Expenses (including attorneys’ fees, costs and charges) incurred by an Indemnitee in defending a proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Section 9.2. The majority of the Disinterested Directors may, in the manner set forth above, and upon approval of such Indemnitee, authorize the Corporation’s counsel to represent such person, in any proceeding, whether or not the Corporation is a party to such proceeding.

(c)  Procedure for Indemnification. Any indemnification or advance of expenses (including attorney’s fees, costs and charges) under this Section 9.2 shall be made promptly, and in any event within sixty (60) days upon the written request of the Indemnitee (and, in the case of advance of expenses, receipt of a written undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Section 9.2). The right to indemnification or advances as granted by this Section 9.2 shall be enforceable by such Indemnitee in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty (60) days. Such Indemnitee’s costs and expenses incurred in connection with successfully establishing his/her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses (including attorney’s fees, costs and charges) under this Section 9.2 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the DGCL (but, in the case of any amendment to the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he/she has met the applicable standard of conduct set forth in the DGCL (but, in the case of any amendment to the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), nor the fact that there has been an actual determination by the Corporation (including the Board, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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(d)  Other Rights; Continuation of Right to Indemnification. The indemnification and advancement of expenses provided by this Section 9.2 shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be an Indemnitee, and shall inure to the benefit of the estate, heirs, executors and administers of such person. All rights to indemnification under this Section 9.2 shall be deemed to be a contract between the Corporation and each Indemnitee who serves or served in such capacity at any time while this Section 9.2 is in effect. Any repeal or modification of this Section 9.2 or any repeal or modification of relevant provisions of the DGCL or any other applicable laws shall not in any way diminish any rights to indemnification of such Indemnitee or the obligations of the Corporation arising hereunder with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such modification or repeal. For the purposes of this Article IX, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who, following such consolidation or merger, is a director or officer of such a constituent corporation or is serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other entity shall stand in the same position under the provisions of this Article IX, with respect to the resulting or surviving corporation during the period following such consolidation or merger, as he would if he/she had served the resulting or surviving corporation in the same capacity.

(e)  Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other entity, against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 9.2.

(f)  Savings Clause. If this Section 9.2 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under the first paragraph of this Section 9.2 as to all costs, expenses, liabilities and losses (including attorneys’ fees and related costs, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person and for which indemnification is available to such person pursuant to this Section 9.2 to the full extent permitted by any applicable portion of this Section 9.2 that shall not have been invalidated and to the full extent permitted by applicable law.

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ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and, except as set forth in Article IX, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

[Signature page follows]

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IN WITNESS WHEREOF, Axion International Holdings, Inc. has caused this Certificate of Incorporation to be duly executed in its name and on its behalf by its President and Chief Executive Officer this __ day of _________, 2013.

Axion international Holdings, Inc.

By:
Name: Steven Silverman
Title: President and Chief Executive Officer

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Appendix C: Certificate of Designations

Certificate of Designations

of the

10% Convertible Preferred Stock

of

Axion International Holdings, Inc.

__________________

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

__________________

Axion International Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), by its President and Chief Executive Officer,

DOES HEREBY CERTIFY:

FIRST: That, pursuant to authority expressly vested in the Corporation’s Board of Directors (the “Board of Directors”) by the provisions of its Certificate of Incorporation, as amended, the Board of Directors duly adopted by unanimous written consent, in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, the following resolution providing for the designation of 880,000 shares of 10% Convertible Preferred Stock, no par value per share:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, as amended, hereby authorizes the issuance from time to time of the 10% Convertible Preferred Stock of the Corporation and hereby fixes the designation, powers, preferences, and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, in addition to those set forth in said Certificate of Incorporation, to be in their entirety as follows:

Section 1. Certain Definitions. For the purpose hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s Common Stock, no par value per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all amounts owing to the applicable Holder in respect of the Preferred Stock, (c)(i) there is an effective registration statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable upon conversion of or as dividends on the Preferred Stock or (ii) all of the Conversion Shares issuable pursuant to this Certificate of Designations may be resold pursuant to Rule 144 without restrictions as determined by the counsel to the Corporation, (d) the Common Stock is trading on a Trading Market, all of the outstanding shares of Common Stock are listed or quoted for trading on such Trading Market and all of the Conversion Shares are so listed or quoted subject to notice of issuance, and (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable upon the conversion of the Preferred Stock.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Holder” means a registered holder of Preferred Stock.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 9(c).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

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“Optional Redemption” shall have the meaning set forth in Section 8(b).

“Optional Redemption Amount” means the sum of (a) the Stated Value and (b) accrued but unpaid dividends.

“Optional Redemption Date” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8(b).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PIK Dividends” shall have the meaning set forth in Section 3(a).

“Preferred Stock” shall have the meaning set forth in Section 2.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2.

“Subscription” means the Subscription Agreement executed by each initial Holder and the Corporation.

“Subsidiary” means any direct or indirect subsidiary of the Corporation.

“Threshold Period” shall have the meaning set forth in Section 8(a).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE, AMEX or the New York Stock Exchange (or any successors to any of the foregoing).

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“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Preferred Stock, and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designations.

“VWAP” means, for any date, the price determined by the first of the following clauses applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average of the Common Stock for such date on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Blumberg LP (based on a trading day) from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time); (b) if the Common Stock is not then quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” (or a similar organization or agency succeeding in its functions or reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the applicable Holder and reasonably acceptable to the Company.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as 10% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be Eight Hundred Eighty Thousand (880,000). Each share of Preferred Stock shall have no par value per share and a stated value equal to $10, subject to adjustment as set forth below (the “Stated Value”).

Section 3. Dividends.

a. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 10% per annum. Dividends on the Preferred Stock shall be paid in cash, or at the option of the Corporation, in substitute in whole or in part for such cash, in fully paid and nonassessable shares of Common Stock legally available for such purpose (such dividends paid in shares being herein called “PIK Dividends”). Dividends of shares of Common Stock shall be paid by delivering to each record holder of Preferred Stock a number of shares of Common Stock determined by dividing the total amount of the cash dividend which otherwise would be payable on the Dividend Payment Date to such Holder (rounded to the nearest whole cent) by the lower of (1) $1.00 and (2) the VWAP of the Common Stock for the 30-day period immediately preceding the applicable Dividend Payment Date (as defined below). The issuance of any such PIK Dividend in such amount shall constitute full payment of such dividend. In no event shall the election by the Corporation to pay dividends, in whole or in part, in cash or in shares of Common Stock preclude the Corporation from making a different election with respect to all or a portion of the dividends to be paid on the Preferred Stock on any subsequent Dividend Payment Date. All dividends (whether payable in cash or in whole or in part in shares of Common Stock) paid pursuant to this paragraph shall be paid in equal pro rata proportions of such cash and/or shares of Common Stock to the Holders entitled thereto. Dividends on shares of Preferred Stock shall accrue and be cumulative from the date of issuance of such shares. Dividends shall be payable quarterly when and as declared by the Board of Directors of the Corporation on March 31, June 30, September 30 and December 31 of each year (a “Dividend Payment Date”), commencing on June 30, 2011. If any Dividend Payment Date occurs on a day that is not a Business Day, any accrued dividends otherwise payable on such Dividend Payment Date shall be paid on the next succeeding Business Day. Such dividends shall begin to accrue with respect to any shares of Preferred Stock on the date of issuance of such shares. Dividends shall be payable to holders of record, as they appear on the stock books of the Corporation.

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b. Dividend Calculations. Dividends on the Preferred Stock shall accrue daily with respect to any shares of Preferred Stock on the date of issuance of such shares, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall cease to accrue with respect to any Preferred Stock converted.

c. Other Securities. So long as any Preferred Stock shall remain outstanding, the Corporation shall not pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities.

Section 4. Voting Rights. All of the outstanding shares of Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock held by such Holder are convertible (as suggested from time to-time hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their actions or consideration. Except as provided by law, holders of Preferred Stock shall vote together with the holders of the Common Stock as a single class.

Section 5. Liquidation. Upon any liquidation, dissolution, winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive before any payment shall be made to holders of any Junior Securities out of the assets, whether capital or surplus, of the Corporation an amount per share of Preferred Stock equal to the Stated Value, plus any accrued and unpaid dividends thereon. If the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on the shares of Preferred Stock held by such Holders if all amounts payable thereon were paid in full. The merger or consolidation of the Corporation into or with any other corporation in which the Corporation is not the surviving corporation or any other transaction which results in the Corporation’s stockholders immediately prior to such transaction earning less than 50% of the Corporation’s voting power immediately after such transaction, or the sale of all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for purposes of this Section 5.

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Section 6. Conversion.

a. Conversions at of Holder. Each share of Preferred Stock shall be convertible, at any time, at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. In addition to the foregoing, simultaneously with the conversion of any shares of Preferred Stock, all accrued but unpaid dividends through the conversion date of such shares shall be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the aggregate amount of accrued but unpaid dividends through the conversion date by the Conversion Price for such shares, in effect at the time of conversion. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue.

b. Conversion Price. The conversion price for the Preferred Stock shall equal $1.00, subject to adjustment herein (the “Conversion Price”).

c. Mechanics of Conversion.

i. Delivery of Certificate Conversion. After each Conversion Date (the “Share Delivery Date”), the Corporation shall promptly deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares.

ii. Reservation of Shares Issuable Conversion. The Corporation shall use its best efforts to reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

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iv. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7. Certain Adjustments.

a. Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Preferred Stock); (ii) subdivides outstanding shares of Common Stock into a larger number of shares; (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b. Reserved.

c. Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

d. Notice to the Holders. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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Section 8. Forced Conversion and Optional Redemption.

a. Forced Conversion. Notwithstanding anything herein to the contrary, if the VWAP for any sixty (60) consecutive Trading Day period (“Threshold Period”), is equal to or greater than $4.00 per share, the Corporation may, within ten (10) Trading Days after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day during the applicable Threshold Period. Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted.

b. Optional Redemption at Election of Holder. Subject to the provisions of this Section 8, at any time after the third anniversary of the Original Issue Date of the Preferred Stock, the Holder may deliver a notice to the Corporation (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of its then owned Preferred Stock, for cash in an amount equal to the Optional Redemption Amount, on the 20th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date.

Section 9. Miscellaneous.

a. Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address of the principal executive offices of the Corporation, Attention: Chief Financial Officer, facsimile number (908) 542-0999, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Subscription of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b. Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

c. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designations shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the provisions of this Certificate of Designations (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are an improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designations and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

d. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

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e. Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

f. Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

g. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

h. Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Preferred Stock.

* * * *

SECOND: That such determination of the designation, powers, preferences, and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to the 10% Convertible Preferred Stock, was duly made by the Board of Directors pursuant to the provisions of the Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, as amended.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations this ___ day of ____________ 2013.

Axion international Holdings, Inc.

By:
Name: Steven Silverman
Title: President and Chief Executive Officer

Signature page to Certificate of Designations

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of 10% Convertible Preferred Stock indicated below into shares of Common Stock, no par value per share (the “Common Stock”), of Axion International Holdings, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Address of Delivery:

or

DWAC Instructions:

Broker No.:______________________________________________________

Account No.:____________________________________________________

[HOLDER]

By:
Name:
Title:

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Appendix D: Delaware Bylaws

BYLAWS

OF

AXION INTERNATIONAL HOLDINGS, INC.

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BYLAWS

OF

AXION INTERNATIONAL HOLDINGS, INC.

ARTICLE I

Offices

SECTION 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

SECTION 2. Other Offices. The Corporation may have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

SECTION 1. Place of Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at any such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof.

SECTION 2. Annual Meeting. An annual meeting of stockholders shall be held each year and stated in a notice of meeting or in a duly executed waiver thereof. The date, time and place of such meeting shall be determined by the Chief Executive Officer of the Corporation; provided that if the Chief Executive Officer does not act, the Board of Directors shall determine the date, time, and place of such meeting. At such annual meeting, the stockholders shall elect directors to replace those directors whose terms expire at such annual meeting and transact such other business as may properly be brought before the meeting.

SECTION 3. Special Meetings. Subject to the rights of the holders of any shares of Preferred Stock of the Corporation (the “Preferred Stock”) then outstanding, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, place and hour of the meeting, the record date for determining stockholders entitled to vote at the meeting if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat, not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Notice shall be given personally or by mail and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice of any meeting shall not be required to be given to any person who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or who, either before or after the meeting, shall submit a signed written waiver of notice, in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

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SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5 or to vote in person or by proxy at any meeting of stockholders.

SECTION 6. Quorum; Adjournments. The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation of the Corporation (as amended or amended and restated from time to time, and including any duly authorized certificate of designations, the “Certificate of Incorporation”) or these Bylaws (these “Bylaws”). If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, by a majority in voting power thereof, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the capital stock entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote capital stock, including, but not limited to, its own capital stock, held by it in a fiduciary capacity. At any adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty (30) days, or, if after adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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SECTION 7. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or, in his absence or if one shall not have been elected, the Chief Executive Officer, or, in the absence of the foregoing persons, a chairperson designated by the Board of Directors, or, in the absence of such designation, a chairperson chosen at the meeting, shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting shall act as secretary of the meeting and keep the minutes thereof.

SECTION 8. Order of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person at the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety and decorum of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and attorney-in-fact, or such other persons as the person presiding at the meeting shall determine; (d) restrictions on entry or admission to the venue of meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate regarding the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if such presiding person should so determine, such presiding person shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall be disregarded and shall not be considered, conducted or transacted. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 9. Voting; Proxies. Except as otherwise provided by the Certificate of Incorporation or the General Corporation Law of the State of Delaware, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of capital stock of the Corporation standing in his name on the record of stockholders of the Corporation:

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(a) on the date fixed pursuant to the provisions of Section 12 of Article II of these Bylaws as the record date for the determination of the stockholders who shall be entitled to notice of, and to vote at, such meeting; or

(b) if no such record date shall have been so fixed, then at the close of business on the day immediately before the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the day immediately before the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy which is in writing or transmitted as permitted by law, including, without limitation, electronically, via telegram, internet, interactive voice response system, or other means of electronic transmission executed or authorized by such stockholder or his attorney-in-fact, but no proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy shall be delivered to the secretary of the meeting at or prior to the time designated in the order of business for so delivering such proxies. Any proxy transmitted electronically shall set forth information from which it can be determined by the secretary of the meeting that such electronic transmission was authorized by the stockholder. A proxy shall be irrevocable if it expressly so states that it is irrevocable and if, and only as long as and to the extent that, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereon, present and voting, in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted and the number of votes to which each share is entitled.

SECTION 10. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector(s) shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspector(s) shall make a report in writing of any challenge, request or matter determined by him or them and shall execute a certificate of any fact found by him or them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

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SECTION 11. Action by Written Consent. Except to the extent that action by the written consent of the stockholders of the Corporation in lieu of a meeting has been eliminated or restricted by the Certificate of Incorporation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of statute or of the Certificate of Incorporation or of these Bylaws, the meeting and vote of stockholders may be dispensed with, and the action taken without such meeting and vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. The consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, or the Corporation’s principal place of business, or an officer or agent of the Corporation having custody of the book or books in which the proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested; provided, however, that no consent delivered by certified or registered mail shall be deemed delivered until such consent is actually received at the Corporation’s registered office. All consents properly delivered in accordance with this Section 11 shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by this Section 11, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any action taken pursuant to such written consent of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

SECTION 12. Fixing the Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (other than to express consent to corporate action in writing without a meeting), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date (a) in the case of determination of stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for determining the stockholders entitled to vote at such meeting, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, and (b) in the case of any other action (other than to express consent to corporate action in writing without a meeting), shall not be more than sixty (60) days prior to such other action. If no record date is fixed by the Board of Directors, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day immediately before the day on which notice is given, or if notice is waived, at the close of business on the day immediately before the day on which the meeting is held, and (ii) the record date for determining stockholders for any such other purpose (other than to express consent to corporate action in writing without a meeting) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 12 at the adjourned meeting.

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In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. Such notice shall specify the action proposed to be consented to by stockholders. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days after the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. Such delivery to the Corporation shall be made to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded, to the attention of the Secretary of the Corporation. Such delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

In the event of delivery to the Corporation of a written consent or written consents purporting to authorize or take corporate action, and/or related revocation or revocations (each such written consent and related revocation, individually and collectively, a “Consent”), the Secretary of the Corporation shall provide for the safekeeping of such Consent and shall as soon as practicable thereafter conduct such reasonable investigation as the Secretary deems necessary or appropriate for the purpose of ascertaining the validity of such Consent and all matters incident thereto, including, without limitation, whether holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent. If after such investigation the Secretary shall determine that the Consent is sufficient and valid, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of the stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action.

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ARTICLE III

Board of Directors

SECTION 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 2. Number, Election and Term. Subject to any rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors; provided, however, whenever the holders of any class or series of Preferred Stock are entitled to elect one or more directors pursuant to the provisions of the Certificate of Incorporation, such directors shall be elected by a plurality of the votes of such class or series of Preferred Stock present in person or represented by proxy at the meeting and entitled to vote in the election of such directors. The directors shall be elected and shall hold office in the manner provided in the Certificate of Incorporation.

SECTION 3. Place of Meetings. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next business day.

SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, or by two or more directors of the Corporation or by the Chief Executive Officer.

SECTION 6. Notice of Meetings. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by law or these Bylaws. Notice of each special meeting of the Board of Directors, and of each regular meeting of the Board of Directors for which notice shall be required, shall be given by the Secretary as hereinafter provided in this Section 6, in which notice shall be stated the time and place of the meeting. Except as otherwise required by these Bylaws, such notice need not state the purposes of such meeting. Notice of any special meeting, and of any regular or annual meeting for which notice is required, shall be given to each director at least (a) twenty-four (24) hours before the meeting if by telephone or by being personally delivered or sent by telex, telecopy, electronic mail or similar means or (b) five (5) days before the meeting if delivered by mail to the director’s residence or usual place of business. Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage prepaid, or when transmitted if sent by telex, telecopy, electronic mail or similar means. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Any director may waive notice of any meeting by a writing signed by the director entitled to the notice and filed with the minutes or corporate records.

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SECTION 7. Waiver of Notice and Presumption of Assent. Any member of the Board of Directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

SECTION 8. Quorum and Manner of Acting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by statute or the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to all of the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

SECTION 9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the Chief Executive Officer (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence, any person appointed by the chairman, shall act as secretary of the meeting and keep the minutes thereof.

SECTION 10. Resignations; Newly Created Directorships; Vacancies; and Removals. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Newly created directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled in the manner provided in the Certificate of Incorporation. Any director may be removed in the manner provided in the Certificate of Incorporation.

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SECTION 11. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

SECTION 12. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, including an executive committee, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the powers and authority of the Board of Directors and may authorize the seal of the Corporation to be affixed to all papers which require it. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

SECTION 13. Committee Rules. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. In the event that a member and that member’s alternate, if alternates are designated by the Board of Directors as provided in Section 12 of this Article III, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

SECTION 14. Action by Written Consent. Unless restricted or eliminated by the Certificate of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee, as the case may be. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 15. Telephonic and Other Meetings. Unless restricted by the Certificate of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

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ARTICLE IV

Officers

SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the Chief Executive Officer, the President, the Chief Financial Officer, and the Secretary. The Corporation may also have, at the discretion of the Board of Directors, such other officers as are desired, including a Chairman of the Board, a Chief Operating Officer, one or more Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries, and such other officers as may be necessary or desirable for the business of the Corporation. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, and no officer except the Chairman of the Board, if any, need be a director. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of Chief Executive Officer and Secretary shall be filled as expeditiously as possible.

SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. The Chairman of the Board, if any, and Chief Executive Officer shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders or as soon thereafter as is convenient. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these Bylaws.

SECTION 3. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

SECTION 4. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

SECTION 5. Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by the Board of Directors then in office.

SECTION 6. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

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SECTION 7. Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no Chief Executive Officer, the Chairman of the Board shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 8 of this Article IV.

SECTION 8. Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have the powers and perform the duties incident to that position. He shall, in the absence of the Chairman of the Board, or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He shall be an ex-officio member of all committees. Subject to the powers of the Board of Directors, he shall be in the general and active charge of the entire business and affairs of the Corporation, including authority over its officers, agents and employees, and shall have such other duties as may from time to time be assigned to him by the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

SECTION 9. President. The President shall perform all duties incident to the office of President, and be responsible for the general direction of the operations of the business, reporting to the Chief Executive Officer (if different than the President), and shall have such other duties as may from time to time be assigned to him by the Board of Directors or as may be provided in these Bylaws. At the written request of the Chief Executive Officer (if different than the President), or in his absence or in the event of his inability to act, the President shall perform the duties of the Chief Executive Officer, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the Chief Executive Officer in respect of the performance of such duties.

SECTION 10. Chief Operating Officer. The Chief Operating Officer, if any, shall be the principal officer in charge of the day-to-day operations of the Corporation, subject to the control of the Board of Directors, the Chief Executive Officer and the President, and shall have such specific and other duties as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President, or as may be provided in these Bylaws.

SECTION 11. Vice President. Each Vice President shall perform all such duties as from time to time may be assigned to him by the Board of Directors. At the written request of the President, or in the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions placed upon the President in respect of the performance of such duties.

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SECTION 12. Chief Financial Officer. The Chief Financial Officer shall:

(a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

(b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

(c) deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to its direction;

(d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

(e) disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefore;

(f) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

(g) in general, perform all duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to him by the Board of Directors.

The Chief Financial Officer may also be the Treasurer if so determined by the Board of Directors.

SECTION 13. Secretary. The Secretary shall:

(a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

(b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

(c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

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SECTION 14. Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or, if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability to act or his failure to act (in violation of a duty to act or in contravention of direction to act by the Board of Directors), perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 15. Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability to act or his failure to act (in violation of a duty to act or in contravention of direction to act by the Board of Directors), perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 16. Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these Bylaws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

SECTION 17. Officers’ Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety as the Board of Directors may require.

SECTION 18. Absence or Disability of Officers. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer’s place during such officer’s absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

ARTICLE V

Stock Certificates and Their Transfer

SECTION 1. Stock Certificates. The Board of Directors may issue stock certificates, or may provide by resolution or resolutions that some or all of any or all classes or series of stock of the Corporation shall be uncertificated shares of stock. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by a certificate and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him or her in the Corporation. A certificate representing shares issued by the Corporation shall, if the Corporation is authorized to issue more than one class or series of stock, set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation shall furnish to any holder of uncertificated shares, upon request and without charge, a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any request by a holder for a certificate shall be in writing and directed to the Secretary of the Corporation.

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SECTION 2. Facsimile Signatures. Any or all of the signatures on a certificate may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

SECTION 3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 4. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its records; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 5. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

SECTION 6. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

SECTION 7. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

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ARTICLE VI

General Provisions

SECTION 1. Dividends. Subject to the provisions of statutes and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of stock of the Corporation, unless otherwise provided by statute or the Certificate of Incorporation.

SECTION 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors, which form may be changed by resolution of the Board of Directors.

SECTION 4. Fiscal Year. The fiscal year of the Corporation shall end on December 31st of each fiscal year and may thereafter be changed by resolution of the Board of Directors.

SECTION 5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

SECTION 6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 7. Loans. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

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SECTION 8. Voting of Stock in Other Corporations. Unless otherwise provided by resolution of the Board of Directors, either the Chairman of the Board or the Chief Executive Officer may, from time to time, (or may appoint one or more attorneys or agents to) cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation. In the event one or more attorneys or agents are appointed, the Chairman of the Board or the Chief Executive Officer may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board or the Chief Executive Officer may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the circumstances.

SECTION 9. Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right of inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

SECTION 10. Inconsistency Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VII

Amendments

These Bylaws may be amended or repealed or new Bylaws adopted only in accordance with the terms of the Certificate of Incorporation.

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Appendix E: Plan of Conversion

PLAN OF CONVERSION

OF

AXION INTERNATIONAL HOLDINGS, INC.,

a Colorado corporation,

INTO

AXION INTERNATIONAL HOLDINGS, INC.,

a Delaware corporation

This PLAN OF CONVERSION (this “Plan”), dated as of ___________, 2013, is hereby adopted by Axion International Holdings, Inc., a Colorado corporation (“Axion-Colorado ”), in order to set forth the terms, conditions and procedures governing the conversion of Axion-Colorado into a Delaware corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act (as amended, the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the “CCAA”), and Section 265 of the General Corporation Law of the State of Delaware (as amended, the “DGCL”).

WHEREAS, the Board of Directors of Axion-Colorado has approved the Conversion (as defined below) and submitted this Plan to the shareholders of Axion-Colorado for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, Axion-Colorado does hereby adopt this Plan to effectuate the conversion of Axion-Colorado into a Delaware corporation as follows:

1. Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Section 265 of the DGCL, Axion-Colorado shall convert (referred to herein as the “Conversion”) into a Delaware corporation named “Axion International Holdings, Inc.” (referred to herein as “Axion- Delaware”) at the Effective Time (as defined in Section 3 below). Axion-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of Axion-Delaware shall be deemed to have commenced on the date Axion-Colorado commenced its existence in Colorado.

2. Effect of Conversion. Following the Conversion, Axion-Delaware shall, for all purposes of the laws of the States of Delaware and Colorado, be deemed to be the same entity as Axion-Colorado. Upon the Effective Time, all of the rights, privileges and powers of Axion-Colorado, and all property, real, personal and mixed, and all debts due to Axion-Colorado, as well as all other things and causes of action belonging to Axion-Colorado, shall remain vested in Axion-Delaware and shall be the property of Axion-Delaware and the title to any real property vested by deed or otherwise in Axion-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Axion-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of Axion-Colorado shall remain attached to Axion-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Axion-Colorado, as well as the debts, liabilities and duties of Axion-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to Axion-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Axion-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Axion-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Axion-Colorado and shall constitute a continuation of the existence of Axion-Colorado in the form of a Delaware corporation. Axion-Delaware is the same entity as Axion-Colorado.

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3. Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 11 hereof, the Conversion shall be effected as soon as practicable after the shareholders of Axion-Colorado have approved this Plan. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion meeting the requirements of Sections 103 and 265 of the DGCL, and (ii) a duly executed Certificate of Incorporation of Axion-Delaware and a duly executed Certificate of Designations of Axion-Delaware, each in substantially in the form specified below (the “Effective Time”).

4. Governance and Other Matters Related to Axion-Delaware.

(a) Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of Axion-Delaware shall be substantially in the form of Exhibit A attached hereto (the “Certificate of Incorporation”), and shall be filed with the Secretary of State of the State of Delaware. As set forth therein, the authorized shares of capital stock of Axion-Delaware shall be 252,500,000 shares, consisting of 250,000,000 shares of common stock, no par value per share (the “Axion-Delaware Common Stock”), which shall represent an increase of 150,000,000 shares over the authorized shares of common stock, no par value per share, of Axion-Colorado, and 2,500,000 shares of preferred stock, no par value per share (the “Axion-Delaware Preferred Stock”).

(b) Certificate of Designations. At the Effective Time, the Certificate of Designations of Axion-Delaware relating to the Eight Hundred Eighty Thousand (880,000) shares of Axion-Delaware Preferred Stock designated as 10% Convertible Preferred Stock (the “Axion-Delaware 10% Preferred Stock”) shall be substantially in the form of Exhibit B attached hereto (the “Certificate of Designations”), and shall be filed with the Secretary of State of the State of Delaware.

(c) Bylaws. At the Effective Time, the Bylaws of Axion-Delaware shall be substantially in the form of Exhibit C attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of Axion-Delaware. Thereafter, the Bylaws may be amended by the board of directors or stockholders of Axion-Delaware as provided in the Bylaws and the Certificate of Incorporation.

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(d) Directors and Officers. The members of the Board of Directors and the officers of Axion-Colorado immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of Axion-Delaware, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, Axion-Delaware and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5. Effect of the Conversion on the Capital Stock of Axion-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Axion-Colorado, Axion-Delaware or any shareholder or stockholder thereof, respectively, (a) each share of common stock, no par value per share, of Axion-Colorado (the “Axion-Colorado Common Stock”) shall convert into one validly issued share of Axion-Delaware Common Stock and (b) each share of 10% convertible preferred stock, no par value per share, of Axion-Colorado (the “Axion-Colorado 10% Preferred Stock”) shall convert into one validly issued share of Axion-Delaware 10% Preferred Stock. The Conversion shall affect no change in the conversion price of the Axion-Colorado 10% Preferred Stock such that, immediately following the Conversion, the conversion price of the Axion-Delaware 10% Preferred Stock shall be equal to $1.00, as set in the Certificate of Designations.

6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Axion-Colorado Common Stock and Axion-Colorado Preferred Stock, as the case may be, shall be deemed for all purposes to evidence ownership of and to represent the shares of Axion-Delaware Common Stock and Axion-Delaware Preferred Stock, respectively, into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of Axion-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Axion-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Axion-Delaware evidenced by such outstanding certificate as provided above.

7. Outstanding Awards. At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to the Axion-Colorado Common Stock shall, by virtue of the Conversion and without any further action on the part of Axion-Colorado, Axion-Delaware or the holder thereof, continue on the same terms and conditions and be assumed by Axion-Delaware, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Axion-Delaware Common Stock.

8. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, Axion-Delaware shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Delaware corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of Axion-Colorado which was titled or registered in the name of Axion-Colorado shall be re-titled or re-registered, as applicable, in the name of Axion-Delaware by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

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9. Further Assurances. If, at any time after the Effective Time, Axion-Delaware shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in Axion-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Axion-Colorado, or to otherwise carry out the purposes of this Plan, Axion-Delaware and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Axion-Colorado, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Axion-Colorado, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in Axion-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Axion-Colorado, or to otherwise carry out the purposes of this Plan and the Conversion.

10. Amendment. This Plan may be amended or modified by the Board of Directors of Axion-Colorado at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of Axion-Colorado shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, or (b) any term of the Certificate of Incorporation, the Certificate of Designations, the Bylaws, or any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Axion-Colorado, other than changes permitted to be made without stockholder approval by the DGCL.

11. Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of Axion-Colorado, notwithstanding the approval of this Plan by the shareholders of Axion-Colorado, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Axion-Colorado, such action would be in the best interest of Axion-Colorado and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Axion-Colorado or its Board of Directors or shareholders with respect thereto.

12. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

13. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

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IN WITNESS WHEREOF, Axion International Holdings, Inc., a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

Axion international Holdings, Inc.
a Colorado corporation

By:
Name: Steven Silverman
Title: President and Chief Executive Officer

Signature page to Plan of Conversion

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EXHIBIT A

CERTIFICATE OF INCORPORATION

See attached.

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EXHIBIT B

CERTIFICATE OF DESIGNATIONS

See attached.

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EXHIBIT C

BYLAWS

See attached.

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Appendix F: Colorado Statement of Conversion

Document must be filed electronically.

Paper documents are not accepted.

Fees & forms are subject to change.

For more information or to print copies

of filed documents, visit www.sos.state.co.us.

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Conversion Converting a Domestic Entity into a Foreign Entity filed pursuant to § 7-90-201.7 (1) and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1.	For the converting entity, its ID number, entity name, form of entity, jurisdiction under the law of which it is formed, and principal office address are

ID number	19871425149
(Colorado Secretary of State ID number)

Entity name	Axion International Holdings, Inc.

Form of entity	Corporation

Jurisdiction	Colorado

Principal office street address	180 South Street
(Street number and name)
Suite 104
	New Providence	NJ	07974
	(City)	(State)	(ZIP/Postal Code)

	(Province - if applicable)	(Country)

Principal office mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

	(Province - if applicable)	(Country)

2.	For the resulting entity, its true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

True name	Axion International Holdings, Inc.

Form of entity	Corporation

Jurisdiction	Delaware

Street address	180 South Street
(Street number and name)
Suite 104
	New Providence	NJ	07974
	(City)	(State)	(ZIP/Postal Code)

	(Province - if applicable)	(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

	(Province - if applicable)	(Country)

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3.	The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4.	(Mark the applicable box and complete the statement. Caution: Mark only one box.)

☒	The resulting foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

or

☐	The resulting foreign entity maintains a registered agent to accept service pursuant to section 7-90- 204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are

Name
(if an individual)
	(Last)	(First)	(Middle)	(SuffIx)

or

(if an entity)
(Caution: Do not provide both an individual and an entity name.)

Street address
(Street number and name)

CO
	(City)	(State)	(ZIP/Postal Code)

Mailing address
(leave blank, if same as street address)	(Street number and name or Post Office Box information)

CO
	(City)	(State)	(ZIP/Postal Code)

5.	(if applicable, adopt the following statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.

6.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affIrmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

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This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

7.	The true name and mailing address of the individual causing this document to be delivered for filing are

Fallon	Donald
(Last)	(First)	(Middle)	(SuffIx)
180 South Street
(Street number and name)

Suite 104

New Providence	NJ	07974
(City)	(State)	(ZIP/Postal Code)

(Province - if applicable)	(Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

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Appendix G: Delaware Certificate of Conversion

CERTIFICATE OF CONVERSION

CONVERTING

AXION INTERNATIONAL HOLDINGS, INC.

a Colorado corporation

to

AXION INTERNATIONAL HOLDINGS, Inc.,

a Delaware corporation

This Certificate of Conversion is being duly executed and filed by the person authorized to sign this Certificate of Conversion on behalf of Axion International Holdings, Inc., a Colorado corporation (the “Converting Corporation”), to convert the Converting Corporation to Axion International Holdings, Inc., a Delaware corporation (the “Resulting Corporation”), under the General Corporation Law of the State of Delaware.

1. The date on which, and the jurisdiction where, the Converting Corporation was first incorporated are as follows:

Date	Jurisdiction

February 11, 1981	State of Colorado

2. The name and type of entity of the Converting Corporation immediately prior to the filing of this Certificate of Conversion is Axion International Holdings, Inc., a Colorado corporation.

3. The name of the Resulting Corporation as set forth in its certificate of incorporation filed in accordance with subsection (b) of Section 265 of the General Corporation Law of the State of Delaware is “Axion International Holdings, Inc.”

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion this __ day of __________, 2013.

Axion international Holdings, Inc.

By:
Name: Steven Silverman
Title: President and Chief Executive Officer

Signature page to Certificate of Conversion

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Appendix H: Colorado Dissent Statute

TITLE 7. CORPORATIONS AND ASSOCIATIONS

COLORADO BUSINESS CORPORATIONS

ARTICLE 113. DISSENTERS’ RIGHTS

PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions.

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

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(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

7-113-201. Notice of dissenters’ rights.

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(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. Dissenters’ notice.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

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(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

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(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

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(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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Appendix I: Colorado Charter Amendment

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

AXION INTERNATIONAL HOLDINGS, INC.

a Colorado corporation

Axion International Holdings, Inc. (the “Corporation”), organized and existing under and by virtue of the Colorado Business Corporation Act, does hereby certify as follows:

FIRST: The name of the corporation is Axion International Holdings, Inc.

SECOND: The following amendment to the Corporation’s Articles of Incorporation filed with the Colorado Secretary of State on February 11, 1981, as amended (the “Articles”), was duly adopted by the Board of Directors of the Corporation by unanimous written consent in accordance with Section 7-108-202 of the Colorado Business Corporation Act, and by the shareholders of the Corporation at a meeting of the shareholders held on November 19, 2013 in accordance with Sections 7-107-101 and 7-110-103 of the Colorado Business Corporation Act.

THIRD: Article IV of the Articles is hereby amended and restated in its entirety to read in full as follows:

The aggregate number of Shares which the Corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) Shares of Common Stock and Two Million Five Hundred Thousand (2,500,000) Shares of Preferred Stock. All Shares shall be without par value.

The Preferred Stock shall be issued in one or more series. The Board of Directors is hereby expressly authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative rights, preferences and limitations of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of any or all of the following and the shares of each series may vary from the shares of any other series in the following respects:

(a) The number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

(b) The annual dividend rate on the shares of that series and whether such dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;

(c) The redemption price or prices for the particular series, if redeemable, and the terms and conditions of such redemption;

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(d) The preference, if any, of shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(e) The voting rights, if any, in addition to the voting rights prescribed by law and the terms of exercise of such voting rights;

(f) The rights, if any, of shares of such series to be converted into shares of any other series or class and the terms and conditions of such conversion; and

(g) Any other relative rights, preferences and limitations of that series.

[Signature page follows]

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IN WITNESS WHEREOF, Axion International Holdings, Inc. has caused these Articles of Amendment to be duly executed in its name and on its behalf by its President and Chief Executive Officer this ___ day of _________, 2013.

Axion international Holdings, Inc.

By:
Name: Steven Silverman
Title: President and Chief Executive Officer

[Signature page to Articles of Amendment to Articles of Incorporation]

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Appendix J: First Amendment to 2010 Stock Plan

FIRST AMENDMENT

TO

Axion International Holdings, Inc. 2010 Stock Plan

This FIRST AMENDMENT TO Axion International Holdings, Inc. 2010 Stock Plan (this “First Amendment”) is effective as of September 26, 2013.

1. Amendments. The Axion International Holdings, Inc. 2010 Stock Plan (the “Plan”) is hereby amended as follows:

[(a) The definition of the term “Company” as set forth in Section 1 of the Plan is hereby amended and restated as follows:

“Company” means Axion International Holdings, Inc., a Delaware corporation.”]1

(b) Section 3(a) of the Plan is hereby amended and restated as follows:

“(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 5,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.”

[(c) Section 7(a) of the Plan is hereby amended and restated as follows:

“(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the General Corporation Law of the State of Delaware on the date of the grant of the Stock Grant;”] 1

[(d) Section 33 of the Plan is hereby amended and restated as follows:

“This Plan shall be construed and enforced in accordance with the law of the State of Delaware.”]1

2. Effectiveness of the Plan. Except as set forth in this First Amendment, all of the terms of the Plan shall remain unchanged and in full force and effect.

3. Execution. To record this First Amendment, the Corporation has caused its authorized officer to execute the same.

Axion International Holdings, Inc.,
a Colorado corporation

By:	___________________
Name:	Steven Silverman
Title:	President and Chief Executive Officer

1 Bracketed language to be included if Reincorporation is approved at the annual meeting.

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